Execution Version US-DOCS\117485685.7 NICE LTD. AND U.S. BANK NATIONAL ASSOCIATION, as Trustee INDENTURE Dated as of August 27, 2020 0% Convertible Senior Notes due 2025

i US-DOCS\117485685.7 TABLE OF CONTENTS PAGE ARTICLE 1 DEFINITIONS Section 1.01 . Definitions ............................................................................................................... 1 Section 1.02 . References to Interest ............................................................................................ 14 ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES Section 2.01 . Designation and Amount ...................................................................................... 15 Section 2.02 . Form of Notes ....................................................................................................... 15 Section 2.03 . Date and Denomination of Notes; No Regular Interest; Payments of Special Interest and Defaulted Amounts ............................................................................ 16 Section 2.04 . Execution, Authentication and Delivery of Notes ................................................. 17 Section 2.05 . Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary .............................................................................................................. 18 Section 2.06 . Mutilated, Destroyed, Lost or Stolen Notes .......................................................... 25 Section 2.07 . Temporary Notes ................................................................................................... 26 Section 2.08 . Cancellation of Notes Paid, Converted, Etc ......................................................... 26 Section 2.09 . CUSIP Numbers .................................................................................................... 27 Section 2.10 . Additional Notes; Repurchases ............................................................................. 27 ARTICLE 3 SATISFACTION AND DISCHARGE Section 3.01 . Satisfaction and Discharge ................................................................................... 27 ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY Section 4.01 . Payment of Principal and Special Interest ........................................................... 28 Section 4.02 . Maintenance of Office or Agency ......................................................................... 28 Section 4.03 . Appointments to Fill Vacancies in Trustee’s Office ............................................. 29 Section 4.04 . Provisions as to Paying Agent .............................................................................. 29 Section 4.05 . Existence ............................................................................................................... 30 Section 4.06 . Rule 144A Information Requirement and Annual Reports ................................... 30 Section 4.07 . Stay, Extension and Usury Laws ........................................................................... 32 Section 4.08 . Compliance Certificate; Statements as to Defaults .............................................. 32 Section 4.09 . Further Instruments and Acts ............................................................................... 33 Section 4.10 . Additional Amounts ............................................................................................... 33

ii US-DOCS\117485685.7 ARTICLE 5 LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 5.01 . Lists of Holders ..................................................................................................... 36 Section 5.02 . Preservation and Disclosure of Lists .................................................................... 36 ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01 . Events of Default ................................................................................................... 37 Section 6.02 . Acceleration; Rescission and Annulment .............................................................. 38 Section 6.03 . Special Interest ...................................................................................................... 39 Section 6.04 . Payments of Notes on Default; Suit Therefor ....................................................... 40 Section 6.05 . Application of Monies Collected by Trustee ......................................................... 42 Section 6.06 . Proceedings by Holders ........................................................................................ 43 Section 6.07 . Proceedings by Trustee ......................................................................................... 44 Section 6.08 . Remedies Cumulative and Continuing .................................................................. 44 Section 6.09 . Direction of Proceedings and Waiver of Defaults by Majority of Holders .......... 44 Section 6.10 . Notice of Defaults ................................................................................................. 45 Section 6.11 . Undertaking to Pay Costs ..................................................................................... 45 ARTICLE 7 CONCERNING THE TRUSTEE Section 7.01 . Duties and Responsibilities of Trustee .................................................................. 45 Section 7.02 . Reliance on Documents, Opinions, Etc ................................................................. 47 Section 7.03 . No Responsibility for Recitals, Etc ....................................................................... 49 Section 7.04 . Trustee, Paying Agents, Conversion Agents, Bid Solicitation Agent or Note Registrar May Own Notes ...................................................................................... 50 Section 7.05 . Monies and ADSs to Be Held in Trust .................................................................. 50 Section 7.06 . Compensation and Expenses of Trustee ............................................................... 50 Section 7.07 . Officers’ Certificate as Evidence .......................................................................... 51 Section 7.08 . Eligibility of Trustee ............................................................................................. 51 Section 7.09 . Resignation or Removal of Trustee ....................................................................... 51 Section 7.10 . Acceptance by Successor Trustee ......................................................................... 52 Section 7.11 . Succession by Merger, Etc .................................................................................... 53 Section 7.12 . Trustee’s Application for Instructions from the Company ................................... 53 ARTICLE 8 CONCERNING THE HOLDERS Section 8.01 . Action by Holders ................................................................................................. 54 Section 8.02 . Proof of Execution by Holders .............................................................................. 54 Section 8.03 . Who Are Deemed Absolute Owners ...................................................................... 54 Section 8.04 . Company-Owned Notes Disregarded ................................................................... 55 Section 8.05 . Revocation of Consents; Future Holders Bound .................................................. 55

iii US-DOCS\117485685.7 ARTICLE 9 HOLDERS’ MEETINGS Section 9.01 . Purpose of Meetings ............................................................................................. 56 Section 9.02 . Call of Meetings by Trustee .................................................................................. 56 Section 9.03 . Call of Meetings by Company or Holders ............................................................ 56 Section 9.04 . Qualifications for Voting ...................................................................................... 56 Section 9.05 . Regulations ........................................................................................................... 57 Section 9.06 . Voting .................................................................................................................... 57 Section 9.07 . No Delay of Rights by Meeting ............................................................................. 58 ARTICLE 10 SUPPLEMENTAL INDENTURES Section 10.01 . Supplemental Indentures Without Consent of Holders ....................................... 58 Section 10.02 . Supplemental Indentures with Consent of Holders ............................................. 59 Section 10.03 . Effect of Supplemental Indentures ...................................................................... 60 Section 10.04 . Notation on Notes ............................................................................................... 60 Section 10.05 . Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee ................................................................................................................... 61 ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE Section 11.01 . Company May Consolidate, Etc. on Certain Terms ........................................... 61 Section 11.02 . Successor Corporation to Be Substituted ........................................................... 61 Section 11.03 . Opinion of Counsel to Be Given to Trustee ........................................................ 62 ARTICLE 12 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS Section 12.01 . Indenture and Notes Solely Corporate Obligations............................................ 62 ARTICLE 13 [INTENTIONALLY OMITTED] ARTICLE 14 CONVERSION OF NOTES Section 14.01 . Conversion Privilege .......................................................................................... 63 Section 14.02 . Conversion Procedure; Settlement Upon Conversion ........................................ 66 Section 14.03 . Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with a Make-Whole Fundamental Change or Redemption Notice ..... 72 Section 14.04 . Adjustment of Conversion Rate ........................................................................... 74 Section 14.05 . Adjustments of Prices ........................................................................................... 85 Section 14.06 . Ordinary Shares to Be Fully Paid ...................................................................... 85

iv US-DOCS\117485685.7 Section 14.07 . Effect of Recapitalizations, Reclassifications and Changes of the Ordinary Shares ..................................................................................................................... 86 Section 14.08 . Certain Covenants .............................................................................................. 87 Section 14.09 . Responsibility of Trustee ..................................................................................... 88 Section 14.10 . Notice to Holders Prior to Certain Actions ........................................................ 89 Section 14.11 . Shareholder Rights Plans ................................................................................... 89 Section 14.12 . Exchange in Lieu of Conversion ......................................................................... 90 Section 14.13 . Termination of Depositary Receipt Program ..................................................... 91 ARTICLE 15 REPURCHASE OF NOTES AT OPTION OF HOLDERS Section 15.01 . [Intentionally Omitted] ....................................................................................... 91 Section 15.02 . Repurchase at Option of Holders Upon a Fundamental Change ....................... 91 Section 15.03 . Withdrawal of Fundamental Change Repurchase Notice .................................. 94 Section 15.04 . Deposit of Fundamental Change Repurchase Price ........................................... 94 Section 15.05 . Covenant to Comply with Applicable Laws Upon Repurchase of Notes ............ 95 ARTICLE 16 REDEMPTION FOR CHANGES IN TAX LAW Section 16.01 . Optional Redemption for Changes in the Tax Laws of the Relevant Taxing Jurisdiction ............................................................................................................ 96 Section 16.02 . Notice of Tax Redemption ................................................................................... 96 Section 16.03 . Payment of Notes Called for Tax Redemption .................................................... 98 Section 16.04 . Holders’ Right to Avoid Tax Redemption ........................................................... 98 Section 16.05 . Restrictions on Tax Redemption ......................................................................... 99 ARTICLE 17 OPTIONAL REDEMPTION Section 17.01 . Optional Redemption On or After September 21, 2023 ...................................... 99 Section 17.02 . Notice of Optional Redemption; Selection of Notes ........................................... 99 Section 17.03 . Payment of Notes Called for Optional Redemption .......................................... 101 Section 17.04 . Restrictions on Optional Redemption ............................................................... 101 ARTICLE 18 MISCELLANEOUS PROVISIONS Section 18.01 . Provisions Binding on Company’s Successors ................................................. 102 Section 18.02 . Official Acts by Successor Corporation ............................................................ 102 Section 18.03 . Addresses for Notices, Etc ................................................................................ 102 Section 18.04 . Governing Law; Jurisdiction ............................................................................ 102 Section 18.05 . Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee ........................................................................... 103 Section 18.06 . Legal Holidays .................................................................................................. 103 Section 18.07 . No Security Interest Created ............................................................................. 104

v US-DOCS\117485685.7 Section 18.08 . Benefits of Indenture ......................................................................................... 104 Section 18.09 . Table of Contents, Headings, Etc ..................................................................... 104 Section 18.10 . Authenticating Agent ......................................................................................... 104 Section 18.11 . Execution in Counterparts and Electronic Execution ...................................... 105 Section 18.12 . Severability ....................................................................................................... 105 Section 18.13 . Waiver of Jury Trial .......................................................................................... 105 Section 18.14 . Force Majeure .................................................................................................. 106 Section 18.15 . Calculations ...................................................................................................... 106 Section 18.16 . USA PATRIOT Act ............................................................................................ 106 Section 18.17 . Agent for Service of Process ............................................................................. 106 EXHIBIT Exhibit A Form of Note A-1

US-DOCS\117485685.7 INDENTURE dated as of August 27, 2020 between NICE LTD., an Israeli corporation, as issuer (the “Company,” as more fully set forth in Section 1.01) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee,” as more fully set forth in Section 1.01). W I T N E S S E T H: WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 0% Convertible Senior Notes due 2025 (the “Notes”), initially in an aggregate principal amount not to exceed $400,000,000 (as increased by an amount equal to the aggregate principal amount of any additional Notes purchased by the Initial Purchasers pursuant to the exercise of their option to purchase additional Notes as set forth in the Purchase Agreement), and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized. NOW, THEREFORE, THIS INDENTURE WITNESSETH: That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows: ARTICLE 1 DEFINITIONS Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder” and words of similar import

2 US-DOCS\117485685.7 refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular. “Additional ADSs” shall have the meaning specified in Section 14.03(a). “Additional Amounts” shall have the meaning set forth in Section 4.10(a). “ADS” means an American Depositary Share, issued pursuant to the relevant Deposit Agreement, representing one Ordinary Share of the Company as of the date of this Indenture. “ADS Custodian” means Tel Aviv office of Bank Leumi Le-Israel Ltd., with respect to the ADSs delivered pursuant to the relevant Deposit Agreement, or any successor entity thereto. “ADS Depositary” means JPMorgan Chase Bank, N.A., as depositary for the ADSs, or any successor entity thereto. “ADS Price” shall have the meaning specified in Section 14.03(c). “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder. “Agents” means the Paying Agent, the Note Registrar and the Conversion Agent. “Bankruptcy Law” means Title 11, U.S. Code, as amended, or any similar federal, state or foreign law for the relief of debtors. “Bid Solicitation Agent” means the Person appointed by the Company to solicit bids for the Trading Price of the Notes in accordance with Section 14.01(b)(i). The Company shall initially act as the Bid Solicitation Agent. “Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder. “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee. “Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by

3 US-DOCS\117485685.7 law or executive order to close or be closed; provided that, solely for purposes of Section 14.02(c), if Physical Settlement or Combination Settlement applies, “Business Day” shall also not include days on which banking institutions in Israel are authorized or obligated by law or executive order to close or to be closed. “Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity. “Cash Settlement” shall have the meaning specified in Section 14.02(a). “Change in Tax Law” shall have the meaning specified in Section 16.01(a)(ii). “Clause A Distribution” shall have the meaning specified in Section 14.04(c). “Clause B Distribution” shall have the meaning specified in Section 14.04(c). “Clause C Distribution” shall have the meaning specified in Section 14.04(c). “close of business” means 5:00 p.m. (New York City time). “Combination Settlement” shall have the meaning specified in Section 14.02(a). “Commission” means the U.S. Securities and Exchange Commission. “Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person. “Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns. “Company Order” means a written order of the Company, signed by any two Officers and delivered to the Trustee. “Conversion Agent” shall have the meaning specified in Section 4.02. “Conversion Date” shall have the meaning specified in Section 14.02(c). “Conversion Obligation” shall have the meaning specified in Section 14.01(a). “Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time. “Conversion Rate” shall have the meaning specified in Section 14.01(a).

4 US-DOCS\117485685.7 “Corporate Trust Office” means the designated office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at U.S. Bank. National Association, 333 Commerce Street, Suite 800, , Nashville, Tennessee 37201, Attention: Corporate Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company). “Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto. “Daily Conversion Value” means, for each of the 40 consecutive Trading Days during the Observation Period, 2.5% of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP for such Trading Day. “Daily Measurement Value” means the Specified Dollar Amount (if any), divided by 40. “Daily Settlement Amount,” for each of the 40 consecutive Trading Days during the Observation Period, shall consist of: (a) cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Conversion Value on such Trading Day; and (b) if the Daily Conversion Value on such Trading Day exceeds the Daily Measurement Value, a number of ADSs equal to (i) the difference between the Daily Conversion Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day. “Daily VWAP” means, for each of the 40 consecutive Trading Days during the relevant Observation Period, the per ADS volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “NICE <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one ADS on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours. “Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default. “Default Settlement Method” shall have the meaning specified in Section 14.02(a)(iii)(A).

5 US-DOCS\117485685.7 “Defaulted Amounts” means any amounts on any Note (including, without limitation, the Redemption Price, the Fundamental Change Repurchase Price, principal and Special Interest, if any) that are payable but are not punctually paid or duly provided for. “delivered” with respect to any notice to be delivered, given or mailed to a Holder pursuant to this Indenture, shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Note) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Note Register, in each case in accordance with Section 18.03. Notice so “delivered” shall be deemed to include any notice to be “mailed” or “given,” as applicable, under this Indenture. “Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor. “Deposit Agreements” means the Restricted Deposit Agreement and the Unrestricted Deposit Agreement. “Distributed Property” shall have the meaning specified in Section 14.04(c). “Effective Date” shall have the meaning specified in Section 14.03(c), except that, as used in Section 14.04 and Section 14.05, “Effective Date” means the first date on which the ADSs trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable. “Event of Default” shall have the meaning specified in Section 6.01. “Ex-Dividend Date” means the first date on which the ADSs trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of the ADSs on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Exchange in Lieu of Conversion” shall having the meaning specified in Section 14.12. “Exempted Fundamental Change” means a Fundamental Change that satisfies each of the conditions set forth in Section 15.02(f). “Expiring Rights” means any rights, options or warrants to purchase Ordinary Shares or ADSs that expire on or prior to the Maturity Date.

6 US-DOCS\117485685.7 “FATCA” shall have the meaning set forth in Section 4.10(a)(i)(D). “Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A. “Form of Fundamental Change Repurchase Notice” means the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A. “Form of Note” means the “Form of Note” attached hereto as Exhibit A. “Form of Notice of Conversion” means the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A. “Fractional ADS” shall have the meaning specified in Section 14.02(a). “Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs: (a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its Wholly Owned Subsidiaries and the employee benefit plans of the Company and its Wholly Owned Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Ordinary Shares (including the Ordinary Shares held in the form of ADSs) representing more than 50% of the voting power of the Ordinary Shares; (b) the consummation of (A) any recapitalization, reclassification or change of the Ordinary Shares or the ADSs (other than changes resulting from a subdivision or combination) as a result of which the Ordinary Shares or the ADSs would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger or statutory scheme of arrangement of the Company pursuant to which the Ordinary Shares or the ADSs will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one of the Company’s Wholly Owned Subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of the Company’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the direct or indirect parent thereof immediately after such transaction in substantially the same proportions vis-à-vis each other as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b); (c) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

7 US-DOCS\117485685.7 (d) the ADSs (or other Common Equity or ADSs in respect of the Common Equity underlying the Notes) cease to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors); provided, however, that a transaction or transactions described in clause (a) or clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by holders of the ADSs, excluding cash payments for Fractional ADSs and cash payments made in respect of dissenters’ statutory appraisal rights, in connection with such transaction or transactions consists of shares of Common Equity or ADSs in respect of Common Equity that are listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Notes become convertible into such consideration, excluding cash payments for Fractional ADSs and cash payments made in respect of dissenters’ statutory appraisal rights (subject to the provisions of Section 14.02(a)). If any transaction in which the Ordinary Shares of the ADSs are replaced by the securities of another entity occurs, following completion of any related Make-Whole Fundamental Change Period (or, in the case of a transaction that would have been a Fundamental Change or a Make-Whole Fundamental Change but for the proviso immediately following clause (d) of this definition, following the effective date of such transaction), references to the Company in this definition shall instead be references to such other entity. For purposes of this definition of “Fundamental Change”, any transaction that constitutes a Fundamental Change pursuant to both clause (a) and clause (b) of this definition (whether or not the proviso to clause (b) applies to such transaction) shall be deemed a Fundamental Change solely under clause (b) of this definition (subject to the proviso therein). “Fundamental Change Company Notice” shall have the meaning specified in Section 15.02(c). “Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.02(a). “Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.02(b)(i). “Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.02(a). “Global Note” shall have the meaning specified in Section 2.05(b). “Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial owner”), means any Person in whose name at the time a particular Note is registered on the Note Register. “Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

8 US-DOCS\117485685.7 “Initial Purchasers” shall have the meaning set forth in the Purchase Agreement. “Last Reported Sale Price” of the ADSs on any date means the closing sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) per ADS on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the ADSs are traded. If the ADSs are not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for per ADS in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the ADSs are not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per ADS on the relevant date from a nationally recognized independent investment banking firm selected by the Company for this purpose. “Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof). “Make-Whole Fundamental Change Period” shall have the meaning specified in Section 14.03(a). “Market Disruption Event” means, for the purposes of determining amounts due upon conversion (a) a failure by the primary U.S. national or regional securities exchange or market on which the ADSs are listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the ADSs for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the ADSs or in any options contracts or futures contracts relating to the ADSs. “Maturity Date” means September 15, 2025. “Measurement Period” shall have the meaning specified in Section 14.01(b)(i). “Merger Event” shall have the meaning specified in Section 14.07(a). “Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture. “Note Register” shall have the meaning specified in Section 2.05(a). “Note Registrar” shall have the meaning specified in Section 2.05(a). “Notice of Conversion” shall have the meaning specified in Section 14.02(b). “Notice of Optional Redemption” shall have the meaning specified in Section 17.02.

9 US-DOCS\117485685.7 “Notice of Tax Redemption” shall have the meaning specified in Section 16.02. “Observation Period” with respect to any Note surrendered for conversion means: (i) subject to clause (ii), if the relevant Conversion Date occurs prior to June 15, 2025, the 40 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; (ii) with respect to any Notes called for Redemption (or deemed called for Redemption), if the relevant Conversion Date occurs on or after the date of the Company’s issuance of a relevant Redemption Notice with respect to the relevant Note pursuant to Section 16.02 or Section 17.02, and in each case, prior to the close of business on the second Scheduled Trading Day immediately preceding the relevant Redemption Date, the 40 consecutive Trading Days beginning on, and including, the 41st Scheduled Trading Day immediately preceding such Redemption Date; and (iii) subject to clause (ii), if the relevant Conversion Date occurs on or after June 15, 2025, the 40 consecutive Trading Days beginning on, and including, the 41st Scheduled Trading Day immediately preceding the Maturity Date. “Offering Memorandum” means the preliminary offering memorandum dated August 24, 2020 as supplemented by the related pricing term sheet dated August 24, 2020, relating to the offering and sale of the Notes. “Officer” means, with respect to the Company, the Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”). “Officers’ Certificate,” when used with respect to the Company, means a certificate that is delivered to the Trustee and that is signed by two Officers of the Company. Each such certificate shall include the statements provided for in Section 18.05 if and to the extent required by the provisions of such Section. “1% Exception” means the provisions set forth in Section 14.04(k). “open of business” means 9:00 a.m. (New York City time). “Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee, that is delivered to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein. Each such opinion shall include the statements provided for in Section 18.05 if and to the extent required by the provisions of such Section 18.05. “Optional Redemption” shall have the meaning specified in Section 17.01. “Optional Redemption Date” shall have the meaning specified in Error! Reference source not found.. “Optional Redemption Notice Date” shall have the meaning specified in Section 17.01.

10 US-DOCS\117485685.7 “Ordinary Shares” means the ordinary shares of the Company, par value NIS 1.00 per share, at the date of this Indenture, subject to Section 14.07. “Original Issuance Date” shall have the meaning specified in Section 4.06(d). “outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except: (a) Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation; (b) Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); (c) Notes that have been paid pursuant to Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course; (d) Notes converted pursuant to Article 14 and required to be cancelled pursuant to Section 2.08; (e) Notes redeemed by the Company pursuant to Article 16 or Article 17; and (f) Notes repurchased by the Company pursuant to the penultimate sentence of Section 2.10. “Partial Redemption Limitation” shall have the meaning in Section 17.02(d). “Paying Agent” shall have the meaning specified in Section 4.02. “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof. “Physical Notes” means permanent certificated Notes in registered form issued in denominations of $1,000 principal amount and integral multiples thereof. “Physical Settlement” shall have the meaning specified in Section 14.02(a). “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for

11 US-DOCS\117485685.7 a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces. “Purchase Agreement” means that certain Purchase Agreement, dated as of August 24, 2020, among the Company and the Initial Purchasers. “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of ADSs (or other applicable security) have the right to receive any cash, securities or other property or in which the ADSs (or such other security) are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the ADSs (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Company, by statute, by contract or otherwise). “Redemption” means a Tax Redemption or an Optional Redemption, as the case may be, pursuant to this Indenture. “Redemption Date” means the Tax Redemption Date or Optional Redemption Date, as applicable. “Redemption Notice” means a Notice of Tax Redemption or Notice of Optional Redemption, as the case may be, pursuant to this Indenture. “Redemption Notice Date” means any Tax Redemption Notice Date or Optional Redemption Notice Date, as the case may be, pursuant to this Indenture. “Redemption Period” means, for any Redemption, the period from, and including, the related Redemption Notice Date to, and including, the second Scheduled Trading Day immediately preceding the related Redemption Date. “Redemption Price” means, for any Notes to be redeemed pursuant to Section 16.01 or Section 17.01, 100% of the principal amount of such Notes, plus accrued and unpaid Special Interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Special Interest Record Date but on or prior to the immediately succeeding Special Interest Payment Date, in which case Special Interest accrued to the Special Interest Payment Date will be paid to Holders of record of such Notes as of the close of business on such Special Interest Record Date, and the Redemption Price will be equal to 100% of the principal amount of such Notes). “Reference Property” shall have the meaning specified in Section 14.07(a). “Relevant Jurisdiction” shall have the meaning specified in Section 4.10(a). “Relevant Taxing Jurisdiction” shall have the meaning specified in Section 4.10(a). “Resale Restriction Termination Date” shall have the meaning specified in Section 2.05(c).

12 US-DOCS\117485685.7 “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture. “Restricted Issuance Agreement” means restricted issuance agreement by and among the Company, the ADS Depositary, and the holders and beneficial owners of restricted ADSs issued thereunder (as may be amended), pursuant to which ADSs will be issued to the extent any ADSs are issued prior to the Resale Restriction Termination Date. “Restricted Securities” shall have the meaning specified in Section 2.05(c). “Rule 144” means Rule 144 as promulgated under the Securities Act. “Rule 144A” means Rule 144A as promulgated under the Securities Act. “Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the ADSs are listed or admitted for trading. If the ADSs are not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Settlement Amount” has the meaning specified in Section 14.02(a)(iii)(B). “Settlement Method” means, with respect to any conversion of Notes, Physical Settlement, Cash Settlement or Combination Settlement, as elected (or deemed to have been elected) by the Company. “Settlement Method Election Deadline” shall have the meaning specified in Section 14.02(a)(iii)(A). “Settlement Notice” has the meaning specified in Section 14.02(a)(iii)(A). “Significant Subsidiary” means a Subsidiary of the Company that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act. “Special Interest” means all amounts, if any, payable pursuant to Section 4.06(d), Section 4.06(e) and 0, as applicable. “Special Interest Payment Date” means, if and to the extent that Special Interest is payable on the Notes, each March 15 and September 15 of each year, beginning on March 15, 2021.

13 US-DOCS\117485685.7 “Special Interest Record Date,” with respect to any Special Interest Payment Date, means the March 1 or September 1 (whether or not such day is a Business Day) immediately preceding the applicable March 15 or March 15 Special Interest Payment Date, respectively. “Specified Dollar Amount” means the maximum cash amount (excluding cash in lieu of any Fractional ADSs) per $1,000 principal amount of Notes to be received upon conversion as specified in the Settlement Notice related to any converted Notes. “Spin-Off” shall have the meaning specified in Section 14.04(c). “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person. “Successor Company” shall have the meaning specified in Section 11.01(a). “Tax Redemption” shall have the meaning specified in Section 16.01(a). “Tax Redemption Date” shall have the meaning specified in Section 16.02(a). “Tax Redemption Notice Date” shall have the meaning specified in Section 16.02(a). “Trading Day” means a day on which (i) trading in the ADSs (or other security for which a closing sale price must be determined) generally occurs on The Nasdaq Global Select Market or, if the ADSs (or such other security) are not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the ADSs (or such other security) are then listed or, if the ADSs (or such other security) are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the ADSs (or such other security) are then traded, and (ii) a Last Reported Sale Price for the ADSs (or closing sale price for such other security) is available on such securities exchange or market; provided that if the ADSs (or such other security) are not so listed or traded, “Trading Day” means a Business Day; and provided, further, that for purposes of determining amounts due upon conversion only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the ADSs generally occurs on The Nasdaq Global Select Market or, if the ADSs are not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the ADSs are then listed or, if the ADSs are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the ADSs are then listed or admitted for trading, except that if the ADSs are not so listed or admitted for trading, “Trading Day” means a Business Day. “Trading Price” per $1,000 principal amount of the Notes on any date of determination means, subject to Section 14.01(b), the average of the secondary market bid quotations obtained by the Bid Solicitation Agent for $5,000,000 principal amount of Notes at approximately 3:30

14 US-DOCS\117485685.7 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects for this purpose, which may include one or more of the Initial Purchasers or their respective affiliates; provided that if three such bids cannot reasonably be obtained by the Bid Solicitation Agent but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Bid Solicitation Agent, that one bid shall be used. If the Bid Solicitation Agent cannot reasonably obtain at least one bid for $5,000,000 principal amount of Notes from a nationally recognized securities dealer on any determination date, then the Trading Price per $1,000 principal amount of Notes on such determination date shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the ADSs and the Conversion Rate. “transfer” shall have the meaning specified in Section 2.05(c). “Trigger Event” shall have the meaning specified in Section 14.04(c). “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended. “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder. “unit of Reference Property” shall have the meaning specified in Section 14.07(a). “Unrestricted Deposit Agreement” means the Fourth Amended and Restated Deposit Agreement dated as of April 24, 2015, by and among the Company, the ADS Depositary and the holders and beneficial owners of the ADSs delivered thereunder, a form of which has been filed as Exhibit (a) to the registration statement on Form F−6 (Registration No. 333−203623) filed with the Commission on April 24, 2015, as amended by Amendment No. 1 to the Unrestricted Deposit Agreement, a form of which has been filed as Exhibit (a) to a post-effective amendment to such registration statement filed with the Commission on April 29, 2020, or, if amended or supplemented as provided therein, as so amended or supplemented. “Valuation Period” shall have the meaning specified in Section 14.04(c). “VAT” means the Israeli value added tax imposed pursuant to the Israel Value Added Tax Law of 1975 (including any successor law). “Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%”. Section 1.02. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to refer

15 US-DOCS\117485685.7 solely to Special Interest if, in such context, Special Interest is, was or would be payable pursuant to any of Section 4.06(d), Section 4.06(e) and 0. ARTICLE 2 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES Section 2.01. Designation and Amount. The Notes shall be designated as the “0% Convertible Senior Notes due 2025.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $400,000,000 (as increased by an amount equal to the aggregate principal amount of any additional Notes purchased by the Initial Purchasers pursuant to the exercise of their option to purchase additional Notes as set forth in the Purchase Agreement), subject to Section 2.10 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder. Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict. Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject. Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject. Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the

16 US-DOCS\117485685.7 amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Registrar, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and any accrued and unpaid Special Interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein. Section 2.03. Date and Denomination of Notes; No Regular Interest; Payments of Special Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall not bear regular interest and the principal amount of the Notes will not accrete. Special Interest on the Notes, if any, shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. (b) The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Special Interest Record Date with respect to any Special Interest Payment Date shall be entitled to receive any Special Interest payable on such Special Interest Payment Date. The principal amount of any Note (x) in the case of any Physical Note, shall be payable at the office or agency of the Company maintained by the Company for such purposes in the continental United States of America, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, shall be payable by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay any Special Interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check mailed to each Holder or, upon application by such a Holder to the Note Registrar (containing the requisite information for the Paying Agent to make such wire transfer) not later than the relevant Special Interest Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee. (c) Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date and shall not accrue interest unless Special Interest is payable pursuant to this Indenture on the relevant payment date, in which case such Defaulted Amounts shall accrue interest per annum at the then-applicable rate of Special Interest and to the extent that such Special Interest remains payable pursuant to this Indenture, subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with any such Special Interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below: (i) The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are

17 US-DOCS\117485685.7 registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c). (ii) The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Section 2.04. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of any of its Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary or any of its Executive or Senior Vice Presidents. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder; provided that the Trustee shall receive an Officers’ Certificate and an Opinion of Counsel of the Company with respect to the issuance, authentication and delivery of Notes. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually by an

18 US-DOCS\117485685.7 authorized officer of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 18.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such person was not such an Officer. Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02. Upon surrender for registration of transfer of any Note to the Note Registrar or any co- Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture. Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding. All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co- Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

19 US-DOCS\117485685.7 No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer. None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion, (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 15 or (iii) in the event of any Redemption, any Note so selected for Redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part. All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. (c) Every Note that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any ADSs (including the Ordinary Shares represented thereby) issued upon conversion of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security. Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the Original Issuance Date, or such shorter period of time as permitted by Rule 144 or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than ADSs, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend

20 US-DOCS\117485685.7 in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee): THIS SECURITY, THE AMERICAN DEPOSITARY SHARES OF NICE LTD., IF ANY, DELIVERABLE UPON CONVERSION OF THIS SECURITY AND THE ORDINARY SHARES REPRESENTED THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR THEREOF OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF NICE LTD. (THE “COMPANY”), AND (2) AGREES FOR THE BENEFIT OF THE “COMPANY” THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, ANY AMERICAN DEPOSITARY SHARES DELIVERABLE UPON CONVERSION OF THIS SECURITY AND THE ORDINARY SHARES REPRESENTED THEREBY, OR ANY BENEFICIAL INTEREST HEREIN OR THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OF THE COMPANY THAT COVERS THE RESALE OF THIS SECURITY, ANY AMERICAN DEPOSITARY SHARES OF THE COMPANY DELIVERABLE UPON CONVERSION OF THIS SECURITY AND/OR THE ORDINARY SHARES REPRESENTED THEREBY, OR (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT THAT IS NOT AN AFFILIATE OF THE COMPANY, OR

21 US-DOCS\117485685.7 (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AND NO PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY, ANY AMERICAN DEPOSITARY SHARES DELIVERABLE UPON CONVERSION HEREOF AND THE ORDINARY SHARES REPRESENTED THEREBY OR A BENEFICIAL INTEREST HEREIN OR THEREIN. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE ORDINARY SHARES MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE ORDINARY SHARES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK, UNLESS AND UNTIL SUCH TIME AS THE ORDINARY SHARES ARE NO LONGER RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 FOR RESALE OF THE ORDINARY SHARES OR THE AMERICAN DEPOSITARY SHARES. No transfer of any Note prior to the Resale Restriction Termination Date will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked. Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Trustee in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) through (iii) of

22 US-DOCS\117485685.7 the immediately preceding sentence have been satisfied, and, upon such instruction, the Trustee shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the restrictive legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee in writing upon the occurrence of the Resale Restriction Termination Date and promptly after a registration statement, if any, with respect to the Notes or any ADSs (including the Ordinary Shares represented thereby) issuable upon conversion of the Notes has been declared effective under the Securities Act. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for exchange of a Global Note or a portion thereof for one or more Physical Notes in accordance with the second immediately succeeding paragraph. The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.. If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officers’ Certificate and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled. Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered.

23 US-DOCS\117485685.7 At such time as all interests in a Global Note have been converted, canceled, repurchased, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, repurchased, redeemed or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Note Registrar, at the direction of the Trustee, to reflect such reduction or increase. None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for the payment of amounts to owners of beneficial interest in a Global Note, for any aspect of the records relating to or payments made on account of those interests by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such beneficial ownership of those interests. (d) Until the Resale Restriction Termination Date, any certificate representing ADSs (including the Ordinary Shares represented thereby) issued upon conversion of a Note shall bear a legend in substantially the following form (unless the Note or such ADSs (including the Ordinary Shares represented thereby) has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such ADSs (or the Ordinary Shares represented thereby) have been issued upon conversion of a Note that has transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee, any transfer agent for the Ordinary Shares and the ADS Depositary): THESE AMERICAN DEPOSITARY SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE

24 US-DOCS\117485685.7 IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF NICE LTD. (THE “COMPANY”), AND (2) AGREES FOR THE BENEFIT OF THE “COMPANY” THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN OR THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OF THE COMPANY THAT COVERS THE RESALE OF THESE AMERICAN DEPOSITARY SHARES, OR (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT THAT IS NOT AN AFFILIATE OF THE COMPANY, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY, THE ADS DEPOSITARY AND THE TRANSFER AGENT FOR THE COMPANY’S ORDINARY SHARES RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AND NO PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THESE AMERICAN DEPOSITARY SHARES D OR A BENEFICIAL INTEREST HEREIN OR THEREIN. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE ORDINARY SHARES MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE ORDINARY SHARES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK, UNLESS AND UNTIL SUCH TIME AS THE ORDINARY SHARES ARE NO LONGER RESTRICTED

25 US-DOCS\117485685.7 SECURITIES UNDER THE SECURITIES ACT OF 1933. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 FOR RESALE OF THE ORDINARY SHARES OR THE AMERICAN DEPOSITARY SHARES. Any such ADSs (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that have been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of the certificates representing such ADSs for exchange in accordance with the procedures of the ADS Depositary, be exchanged for a new certificate or certificates for a like aggregate number of ADSs, which shall not bear the restrictive legend required by this Section 2.05(d). (e) Any Note, ADS and any Ordinary Shares represented thereby issued upon the conversion or exchange of a Note that is repurchased or owned by any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months immediately preceding) may not be resold by such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note, ADS or Ordinary Share, as the case may be, no longer being a “restricted security” (as defined under Rule 144). The Company shall cause any Note that is repurchased or owned by it to be surrendered to the Trustee for cancellation in accordance with Section 2.08. Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any

26 US-DOCS\117485685.7 Note that has matured or is about to mature or has been surrendered for required repurchase or is about to be converted in accordance with Article 14 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, conversion or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, conversion or repurchase of negotiable instruments or other securities without their surrender. Section 2.07. Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder. Section 2.08. Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes surrendered for the purpose of payment, repurchase, redemption, registration of transfer or exchange or conversion, if surrendered to any Person other than the Trustee (including any of the

27 US-DOCS\117485685.7 Company’s agents, Subsidiaries or Affiliates), to be surrendered to the Trustee for cancellation, except as provided in Section 14.12. All Notes delivered to the Trustee shall be canceled promptly by it. Except for any Notes surrendered for registration of transfer or exchange, or as otherwise expressly permitted by any of the provisions of this Indenture, no Notes shall be authenticated in exchange for any Notes surrendered to the Trustee for cancellation. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver evidence of such disposition to the Company, at the Company’s written request in a Company Order. Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that the Trustee shall have no liability for any defect in the “CUSIP” numbers as they appear on any Note, notice or elsewhere, and, provided further that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers. Section 2.10. Additional Notes; Repurchases. The Company may, without the consent of the Holders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder with the same terms as the Notes initially issued hereunder (other than differences in the issue date, the issue price and, if applicable, restrictions on transfer in respect of such additional Notes) in an unlimited aggregate principal amount; provided that if any such additional Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax purposes, such additional Notes shall have one or more separate CUSIP numbers or no CUSIP number. Prior to the issuance of any such additional Notes, the Company shall deliver to the Trustee a Company Order, an Officers’ Certificate and an Opinion of Counsel, such Officers’ Certificate and Opinion of Counsel to cover such matters as required by Section 18.05. In addition, the Company may, to the extent permitted by law, directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. The Company shall cause any Notes so repurchased (other than Notes repurchased pursuant to cash-settled swaps or other derivatives) to be surrendered to the Trustee for cancellation in accordance with Section 2.08 and such Notes shall no longer be considered outstanding under this Indenture upon their repurchase. ARTICLE 3 SATISFACTION AND DISCHARGE Section 3.01. Satisfaction and Discharge. This Indenture shall upon request of the Company contained in an Officers’ Certificate cease to be of further effect, and the Trustee, at the expense of the Company, shall execute instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture, when (a) (i) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in Section 2.06 and (y) Notes for whose

28 US-DOCS\117485685.7 payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.04(d)) have been delivered to the Trustee for cancellation; or (ii) the Company has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon conversion or otherwise, cash, ADSs or a combination thereof, as applicable, solely to satisfy the Company’s Conversion Obligation, sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture by the Company; and (b) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive. ARTICLE 4 PARTICULAR COVENANTS OF THE COMPANY Section 4.01. Payment of Principal and Special Interest. The Company covenants and agrees that it will cause to be paid the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and any accrued and unpaid Special Interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by any Relevant Taxing Jurisdiction from a payment of any principal, Special Interest, Defaulted Amounts and Additional Amounts hereunder. Section 4.02. Maintenance of Office or Agency. The Company will maintain in the continental United States, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the continental United States. The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the continental United States, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable.

29 US-DOCS\117485685.7 The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as the office or agency in the continental United States, where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, provided that the Corporate Trust Office shall not be a place for service of legal process on the Company. Section 4.03. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the Corporate Trust Office, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder. Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04: (i) that it will hold all sums held by it as such agent for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and any accrued and unpaid Special Interest on, the Notes in trust for the benefit of the Holders of the Notes; (ii) that it will give the Trustee prompt written notice of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and any accrued and unpaid Special Interest on, the Notes when the same shall be due and payable; and (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust. The Company shall, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or any accrued and unpaid Special Interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) or any accrued and unpaid Special Interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date. (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and any accrued and unpaid Special Interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) and such accrued and unpaid Special Interest, if any, so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the

30 US-DOCS\117485685.7 Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or any accrued and unpaid Special Interest on, the Notes when the same shall become due and payable. (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts. (d) Any money and ADSs deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, any accrued and unpaid Special Interest on, and the consideration due upon conversion of, any Note and remaining unclaimed for two years after such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), Special Interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officers’ Certificate, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and ADSs, and all liability of the Company as trustee thereof, shall thereupon cease. Section 4.05. Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. Section 4.06. Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes, the ADSs issuable upon conversion of the notes (if any) or any Ordinary Shares represented thereby shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to the Trustee and, upon written request, any Holder, beneficial owner or prospective purchaser of such Notes or any ADSs issuable upon conversion of such Notes, if any, or the Ordinary Shares represented thereby the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes, ADSs or Ordinary Shares pursuant to Rule 144A, as such rule may be amended from time to time. (b) The Company shall file with the Trustee, within 15 days after the same are required to be filed with the Commission, copies of any documents or reports that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any such information, documents or reports, or portions thereof, subject to, or with respect to which the Company is actively seeking, confidential treatment and any correspondence with the Commission and giving effect to any grace period provided by Rule 12b-25 under the Exchange Act). Any such document or report that the Company files with the

31 US-DOCS\117485685.7 Commission via the Commission’s EDGAR system or any successor system shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system or any successor system. The Trustee shall have no responsibility to determine whether any such filings have been made. (c) Delivery of the reports and documents described in subsection (b) above to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officers’ Certificate). (d) If, at any time during the six-month period beginning on, and including, the date that is six months after the last original issuance date of the Notes (which original issuance date will be deemed, if the Initial Purchasers exercise their option to purchase additional Notes under the Purchase Agreement, to be the last date of settlement of such exercise) (the “Original Issuance Date”), the Company fails to timely file any document or report that it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 6-K to the extent that the Company continues to satisfy the “current public information” requirements of Rule 144), or the Notes are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes), the Company shall pay Special Interest on the Notes. Such Special Interest shall accrue on the Notes at the rate of (i) 0.25% per annum of the principal amount of Notes outstanding for each of the first 90 days and (ii) 0.50% per annum of the principal amount of the Notes outstanding for each day from and including the 91st day, in each case, during such period for which the Company’s failure to file has occurred and is continuing or the Notes are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates (or Holders that were the Company’s Affiliates at any time during the three months immediately preceding) as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes. As used in this Section 4.06(d), documents or reports that the Company is required to “file” with the Commission pursuant to Section 13 or 15(d) of the Exchange Act does not include documents or reports that the Company furnishes to the Commission pursuant to Section 13 or 15(d) of the Exchange Act. (e) If, and for so long as, the restrictive legend on the Notes specified in Section 2.05(c) has not been removed (or deemed removed), the Notes are assigned a restricted CUSIP number or the Notes are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes) as of the 380th day after the Original Issuance Date of the Notes, the Company shall pay Special Interest on the Notes at a rate equal to 0.50% per annum of the principal amount of Notes outstanding until the restrictive legend on the Notes has been removed in accordance with Section 2.05(c), the Notes are assigned an unrestricted CUSIP number and the Notes are freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates (or Holders that were the Company’s Affiliates at any time during the

32 US-DOCS\117485685.7 three months immediately preceding) without restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes. (f) Special Interest will be payable in arrears on each Special Interest Payment Date as set forth in Section 2.03. (g) Subject to the immediately succeeding sentence, the Special Interest that is payable in accordance with Section 4.06(d) or Section 4.06(e) shall be in addition to, and not in lieu of, any Special Interest that may be payable as a result of the Company’s election pursuant to 0. Notwithstanding the foregoing, in no event shall any Special Interest that may accrue pursuant to Section 4.06(d) and Section 4.06(e), together with any Special Interest that may accrue in the event the Company elects to pay Special Interest in respect of an Event of Default relating to its failure to comply with its obligations as set forth under 0, accrue at an aggregate rate in excess of 0.50% per annum, in each case, as a result of the Company’s failure to timely file any document or report that it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, regardless of the number of such events or such circumstances giving rise to the requirement to pay such Special Interest. Such Special Interest will be the exclusive remedy available to Holders of the Notes for a failure of the Notes to become freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates (or Holders that were the Company’s Affiliates at any time during the three months immediately preceding) as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes. (h) If Special Interest is payable by the Company pursuant to Section 4.06(d) or Section 4.06(e), the Company shall deliver to the Trustee an Officers’ Certificate to that effect stating (i) the amount of such Special Interest that is payable and (ii) the date on which such Special Interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Special Interest is payable. If the Company has paid Special Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee an Officers’ Certificate setting forth the particulars of such payment. Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or any Special Interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. Section 4.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2020) an Officers’ Certificate stating whether the signers thereof have knowledge of any failure by the Company to comply with all

33 US-DOCS\117485685.7 conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof. In addition, the Company shall deliver to the Trustee, within 30 days after the occurrence of any Event of Default or Default, an Officers’ Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof. Section 4.09. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture. Section 4.10. Additional Amounts. (a) All payments and deliveries made by the Company with respect to the Notes, including, but not limited to, payments of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price), payments of Special Interest, if any, and payments of cash and/or deliveries of ADSs or any other consideration due on conversion of a Note (together with payments of cash in lieu of Fractional ADS or other consideration), shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Israel, or any other jurisdiction in which the Company is or is deemed to be organized or resident for tax purposes (each, a “Relevant Taxing Jurisdiction”) or from or through which payments or deliveries by or on behalf of the Company with respect to the Notes are made or deemed made (together with each Relevant Taxing Jurisdiction, a “Relevant Jurisdiction,” and in each case, including political subdivision thereof or any taxing authority therein or thereof having power to tax), unless such withholding or deduction is required by law. In the event that any such taxes, duties, assessments or governmental charges imposed or levied by or on behalf of a Relevant Taxing Jurisdiction are required to be withheld or deducted from any payments or deliveries made by the Company or the Paying Agent, the Company shall pay to each Holder such additional amounts (“Additional Amounts”) as may be necessary to ensure that the net amount received after such withholding or deduction (and after deducting any taxes on the Additional Amounts) shall equal the amounts that would have been received had no such withholding or deduction been required; provided that no Additional Amounts shall be payable: (i) for or on account of: (A) any tax, duty, assessment or other governmental charge that would not have been imposed but for: (1) (I) the Holder or beneficial owner of such Note notifying the Company that it is (x) an Israeli resident for Israeli tax purposes or is otherwise subject to tax in Israel due to having a permanent establishment or other nexus to Israel (y) a non-Israeli corporation, for which Israeli residents (i) have a controlling interest of more than 25% in such non-Israeli corporation or (ii) are the

34 US-DOCS\117485685.7 beneficiaries of, or are entitled to, 25% or more of the revenues or profits of such non-Israeli corporation (whether directly or indirectly), or (II) in the case of a Relevant Jurisdiction other than Israel, the existence of any present or former connection between the Holder or beneficial owner of such Note (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over, the relevant Holder or beneficial owner, if the relevant Holder or beneficial owner is an estate, nominee, trust, partnership, limited liability company or corporation) and the Relevant Jurisdiction, other than merely holding or enforcing rights under such Note or the receipt of payments thereunder; (2) the presentation of such Note (in cases in which presentation is required) more than 30 days after the later of (x) the date on which such payment or delivery first becomes due and (y) the date on which payment or delivery thereof is duly provided, except to the extent that the Holder or beneficial owner or such other person would have been entitled to Additional Amounts on presenting the Note for payment on any date during such 30-day period; or (3) the failure of the Holder or beneficial owner to comply with a timely request from the Company to provide certification, information, documents or other evidence concerning such Holder’s or beneficial owner’s nationality, residence (including a “Declaration of Status for Israeli Income Tax Purposes” by such Holder or beneficial owner confirming eligibility for an exemption from Israeli tax), identity or connection with the Relevant Jurisdiction, or to make any declaration of non-residence or any other claim or filing for exemption to which it is entitled or satisfy any other reasonable reporting requirement relating to such matters, if and to the extent that the Holder or beneficial owner is legally able to comply with such request and due and timely compliance with such request is required by statute, treaty, regulation or administrative practice of the Relevant Jurisdiction in order to reduce or eliminate any withholding or deduction as to which Additional Amounts would have otherwise been payable to such Holder or beneficial owner; (B) any estate, inheritance, gift, use, sales, transfer, excise, personal property or similar tax, assessment or other governmental charge; (C) any tax, duty, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments under or with respect to the Notes; (D) any tax, assessment, withholding or deduction required by sections 1471 through 1474 of the United States Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any law, regulation or other official guidance

35 US-DOCS\117485685.7 enacted in any jurisdiction implementing FATCA, any intergovernmental agreement between the United States and any other jurisdiction to implement the foregoing or any law enacted by such other jurisdiction to give effect to such agreement, or any agreement with the U.S. Internal Revenue Service under FATCA; (E) any tax, assessment or other governmental charge imposed in connection with a Note presented for payment (where presentation is required for payment) by or on behalf of a Holder or beneficial owner who would have been able to avoid such tax, assessment or governmental charge by presenting the relevant Note to, or otherwise accepting payment from, another Paying Agent; or (F) any combination of taxes referred to in the preceding clauses (A), (B), (C), (D) and (E); or (ii) with respect to any payment of the principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) and Special Interest on such Note, if any, or the payment of cash and/or delivery of ADSs (together with payment of cash in lieu of Fractional ADSs) upon conversion of such Note to any Person who is a fiduciary, partnership or Person other than the sole beneficial owner of that payment to the extent that such payment would be required to be included in the income under the laws of the Relevant Jurisdiction, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a partner or member of that partnership or a beneficial owner who the Company knows at the time of the payment or delivery would not have been entitled to such Additional Amounts had that beneficiary, settlor, partner, member or beneficial owner been the Holder thereof. Notwithstanding the foregoing, the limitations on the Company’s obligation to pay Additional Amounts set forth in Section 4.10(a)(i)(A)(3) shall not apply if the provision of any certification, identification, information, documentation or other reporting requirement described in Section 4.10(a)(i)(A)(3) would be materially more onerous, in form, in procedure or in substance of information disclosed, to a Holder or beneficial owner of a Note than comparable information or other reporting requirements imposed under U.S. tax law, regulations and administrative practice (such as U.S. Internal Revenue Service Forms W-8BEN-E and W-9); provided that for the avoidance of doubt, the provision of a “Declaration of Status for Israeli Income Tax Purposes” by a Holder or beneficial owner of a Note shall not be considered materially more onerous than comparable information or other reporting requirements under U.S. tax law, regulations and administrative practice (such as U.S. Internal Revenue Service Forms W-8BEN-E and W-9). For the avoidance of doubt, no Holder or beneficial owner of a Note shall have any obligation to establish eligibility for a reduced (or zero) withholding tax rate under any income tax treaty in order to receive Additional Amounts. (b) If the Company is required to make any deduction or withholding from any payments or deliveries with respect to the Notes, the Company will deliver to the Trustee official tax receipts evidencing the remittance to the relevant tax authorities of the amounts so withheld

36 US-DOCS\117485685.7 or deducted. Copies of such receipts shall be made available to Holders of the Notes upon request. (c) Whenever there is mentioned in any context the payment of principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), the payment of Special Interest, if any, on, or the payment of cash and/or the delivery of ADSs or any other consideration due on conversion of a Note (together with payment of cash in lieu of Fractional ADSs or other consideration) upon conversion of any Note or any other amount payable with respect to such Note, such mention shall be deemed to include payment of Additional Amounts provided for in this Indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof. (d) The Company shall promptly pay when due any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies that arise in any Relevant Jurisdiction from the execution, delivery or registration of each Note or any other document or instrument referred to herein or therein, excluding any such taxes, charges or similar levies imposed by any jurisdiction outside of Israel (or any other relevant jurisdiction) or the United States and except for taxes, charges or similar levies resulting from a transfer of Notes that occurs after the initial sale by the Initial Purchasers and except as provided in Section 2.06, Section 14.02(d) and Section 14.02(e). (e) All payments and deliveries made under or with respect to the transactions contemplated herein are exclusive of VAT and, accordingly, if VAT is or becomes due, then the Company must pay all such VAT to the relevant tax authorities. ARTICLE 5 LISTS OF HOLDERS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 5.01. Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, (i) if and at all such times when Special Interest is payable on the Notes pursuant to this Indenture not more than 15 days after each March 1 and September 1 in each year (if Special Interest is then payable as set forth hereunder) beginning with March 1, 2021, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar. Section 5.02. Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

37 US-DOCS\117485685.7 ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01. Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes: (a) default in any payment of Special Interest on any Note when due and payable, and the default continues for a period of 30 consecutive days; (b) default in the payment of principal of any Note when due and payable on the Maturity Date, upon a Redemption, upon any required repurchase, upon declaration of acceleration or otherwise (c) failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture upon exercise of a Holder’s conversion right and such failure continues for three Business Days; (d) failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 15.02(c), notice of a Make-Whole Fundamental Change in accordance with Section 14.03(b), notice of a specified corporate event in accordance with Section 14.01(b)(ii) or Section 14.01(b)(iii) or a Redemption Notice in accordance with Section 16.02 or Section 17.02, as the case may be, in each case when due, and such failure continues for three Business Days; (e) failure by the Company to comply with its obligations under Article 11; (f) failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture; (g) default by the Company or any Subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $80,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, in each case after the expiration of any applicable grace period, if such default is not cured or waived, or such acceleration is not rescinded, within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of Notes then outstanding, in accordance with this Indenture; (h) a final judgment or judgments for the payment of $80,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any Subsidiary of the Company, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to

38 US-DOCS\117485685.7 appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; (i) the Company or any Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law: (i) commences a voluntary case; (ii) consents in writing to the entry of an order for relief against it in an involuntary case; (iii) consents in writing to the appointment of a custodian, receiver, trustee, liquidator or similar officer (temporary or permanent) of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; (v) admits in writing in a public report or release or bondholder report it generally is not paying its debts as they become due; or (vi) applies for the granting of a freeze order (hakpaat halichim) under the Israeli Companies Law, 5759-1999 or under the Israeli Insolvency and Economic Rehabilitation Law, 5778-2018; or (j) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Significant Subsidiary in an involuntary case; (ii) appoints a custodian, receiver, trustee, liquidator or similar officer (temporary or permanent) of the Company or any Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary; (iii) orders the liquidation of the Company or any Significant Subsidiary; or (iv) grants a freeze order (hakpaat halichim) under the Israeli Companies Law, 5759-1999 or under the Israeli Insolvency and Economic Rehabilitation Law, 5778-2018; and the order or decree remains unstayed and in effect for 60 consecutive days. Section 6.02. Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.01(i) or Section 6.01(j) with respect to the Company), unless the principal

39 US-DOCS\117485685.7 of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may (and the Trustee, at the written request of such Holders, shall) declare 100% of the principal of, and any accrued and unpaid Special Interest on, if any, all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Section 6.01(i) or Section 6.01(j) with respect to the Company (and not solely one or more of its Subsidiaries) occurs and is continuing, 100% of the principal of, and accrued and unpaid Special Interest, if any, on, all Notes shall become and shall automatically be immediately due and payable. The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of any accrued and unpaid Special Interest upon all Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of any accrued and unpaid Special Interest, and on such principal at the then-applicable Special Interest rate only and to the extent any Special Interest is payable at such time and to the extent that payment of such interest is enforceable under applicable law) and amounts due to the Trustee pursuant to Section 7.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of and accrued and unpaid Special Interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or any accrued and unpaid Special Interest on, any Notes, or (ii) a failure to pay or deliver, as the case may be, the consideration due upon conversion of the Notes. Section 6.03. Special Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall after the occurrence of such an Event of Default consist exclusively of the right to receive Special Interest on the Notes at a rate equal to (i) 0.25% per annum of the principal amount of the Notes outstanding for the first 180 days during which such Event of Default has occurred and is continuing, beginning on, and including, the date on which such Event of Default first occurs,

40 US-DOCS\117485685.7 and (ii) 0.50% per annum of the principal amount of the Notes outstanding for each day during the next 180-day period during which such Event of Default is continuing, beginning on, and including, the 181st day after such Event of Default first occurred. If the Company so elects, such Special Interest shall be payable as set forth in Section 2.03. On the 361st day after such Event of Default (if the Event of Default relating to the Company’s failure to file is not cured or waived prior to such 361st day), the Notes shall be immediately subject to acceleration as provided in Section 6.02. The provisions of this paragraph will not affect the rights of Holders of any Notes in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the Company does not elect to pay Special Interest following an Event of Default in accordance with this 0 or the Company elected to make such payment but does not pay the Special Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02. In order to elect to pay Special Interest as the sole remedy during the first 360 days after the occurrence of any Event of Default described in the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent in writing of such election prior to the beginning of such 360-day period. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02. Special Interest that accrues on any Note pursuant to the provisions of this 0 shall be in addition to any Special Interest that may accrue on such Note pursuant to the provisions set forth in Section 4.06(d) and Section 4.06(e); provided, however, that in no event shall the rate of any such Special Interest payable under this 0, when taken together with any such Special Interest payable as set forth in Section 4.06(d) as a result of the Company’s failure to timely file any document or report it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, exceed a total rate of 0.50% per annum on any Note as a result of the Company’s failure to timely file any document or report it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, regardless of the number of such events or such circumstances giving rise to the requirement to pay such Special Interest. Section 6.04. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, (i) the whole amount then due and payable on the Notes for principal and Special Interest, if any, with no interest accruing on any overdue principal and Special Interest (if any), unless Special Interest is payable pursuant to this Indenture on the required payment date, in which case such amounts will accrue interest per annum at the then-applicable rate of Special Interest and to the extent that Special Interest remains payable pursuant to this Indenture, subject to the enforceability of such interest pursuant to applicable law, and (ii) in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

41 US-DOCS\117485685.7 In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under Bankruptcy Law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company, the property of the Company, or in the event of any other judicial proceedings relative to the Company upon the Notes, or to the creditors or property of the Company, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.03, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid Special Interest, if any, pursuant to the immediately preceding paragraph in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes. In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee

42 US-DOCS\117485685.7 shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted. Section 6.05. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid: First, to the payment of all amounts due to the Trustee and its agents under Section 7.06; Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of any Special Interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that any such interest is payable pursuant to this Indenture and has been collected by the Trustee) upon such overdue payments at the rate of Special Interest, if any, at such time, such payments to be made ratably to the Persons entitled thereto; Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) then owing and unpaid upon the Notes for principal and Special Interest, if any, with interest (to the extent that any such interest is payable pursuant to this Indenture and has been collected by the Trustee) on the overdue principal and Special Interest, if any, at the rate of Special Interest, if any, at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and any Special Interest without preference or priority of principal over Special Interest, or of any Special Interest over principal, or of any installment of Special Interest over any other installment of Special Interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and any accrued and unpaid Special Interest; and Fourth, to the payment of the remainder, if any, to the Company.

43 US-DOCS\117485685.7 Section 6.06. Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price) or any Special Interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture or the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless: (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided; (b) Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder, provided that, in the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders, with each group of Holders representing less than a majority in aggregate principal amount of Notes outstanding, the Trustee, in its sole discretion, may determine which action, if any, shall be taken; (c) such Holders shall have provided to the Trustee such security or indemnity reasonably satisfactory to it against any loss, liability, claim or expense to be incurred therein or thereby; (d) the Trustee for 60 days after its receipt of such notice, request and offer of such security or indemnity, shall have not complied with such request; and (e) no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more of such Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). The Trustee shall not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to the rights of such Holders. For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Notwithstanding any other provision of this Indenture and any provision of any Note, each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid Special Interest, if any, on, and (z) the consideration due

44 US-DOCS\117485685.7 upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be. Section 6.07. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. The Trustee reserves the right to file a proof of claim or any other document necessary in order to have claims of the Holders and the Trustee allowed in any such judicial proceedings. Section 6.08. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders. Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except (i) a default in the payment of accrued and unpaid Special Interest, if any, on, or the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or cause to be delivered, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored

45 US-DOCS\117485685.7 to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Section 6.10. Notice of Defaults. The Trustee shall, within 90 days after the occurrence and continuance of a Default of which a Responsible Officer has actual knowledge, deliver to all Holders notice of all Defaults actually known to a Responsible Officer, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), or any accrued and unpaid Special Interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders. Section 6.11. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any accrued and unpaid Special Interest, if any, on any Note (including, but not limited to, the Redemption Price and the Fundamental Change Repurchase Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note, or receive the consideration due upon conversion, in accordance with the provisions of Article 14. ARTICLE 7 CONCERNING THE TRUSTEE Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default

46 US-DOCS\117485685.7 occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have provided to the Trustee indemnity or security reasonably satisfactory to it against any loss, liability, claim or expense that might be incurred by it in compliance with such request or direction. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that: (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred: (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of gross negligence and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein); (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section and Section 7.02; (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the

47 US-DOCS\117485685.7 Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes; (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event; (g) in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; (h) in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent or transfer agent; (i) the Trustee shall have no duty to inquire, no duty to determine and no duty to monitor as to the performance of the Company’s covenants in this Indenture or the financial performance of the Company; the Trustee shall be entitled to assume, until it has received written notice in accordance with this Indenture, that the Company is properly performing its duties hereunder; (j) the Trustee shall be under no obligation to enforce any of the provisions of this Indenture unless it is instructed by Holders of at least 25% of the aggregate principal amount of outstanding Notes determined as provided in Section 8.04 and is provided with security and/or indemnity reasonably satisfactory to it; and (k) the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity and/or security reasonably satisfactory to it against any costs, expenses and liabilities that might be incurred by it in compliance with such request or direction. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

48 US-DOCS\117485685.7 (a) the Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties; (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company; (c) the Trustee may consult with counsel of its selection and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel; (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation; (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder; (f) the permissive rights of the Trustee enumerated herein shall not be construed as duties; (g) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; (h) the Trustee, the Paying Agent, the Conversion Agent and the Note Registrar may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of New York; furthermore, the Trustee may also refrain from taking such action if it would otherwise render it liable to any Person in that jurisdiction or New York or if, in its opinion based on such legal advice, it would not have the power to do the relevant thing in that jurisdiction by virtue of any applicable law in that jurisdiction or in New York or if it is determined by any court or other competent authority in that jurisdiction that it does not have such power;

49 US-DOCS\117485685.7 (i) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder; (j) the Trustee shall not be deemed to have knowledge of an Event of Default except (i) any Event of Default described in Section 6.01(a), Section 6.01(b) or Section 6.01(c) or (ii) any Event of Default of which a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notification thereof from the Company or a Holder, and such notice references the Notes of this Indenture; (k) the Trustee may request that the Company deliver Officers’ Certificates setting forth the names of individuals and their titles and specimen signatures of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificates may be signed by any Person authorized to sign an Officers’ Certificate, as the case may be, including any Person specified as so authorized in any such certificate previously delivered and not superseded; (l) the Trustee shall not be responsible or liable for any action taken or omitted by it in good faith at the direction, in accordance with Section 6.09, of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the exercising of any power conferred by this Indenture; (m) The Trustee shall not be responsible for any inaccuracy in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties as set forth herein as a result of any inaccuracy or incompleteness; and (n) neither the Trustee nor any agent thereof shall have any responsibility or liability for any actions taken or not taken by the Depositary. In no event shall the Trustee be liable for any special, indirect, punitive, consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Notes. Section 7.03. No Responsibility for Recitals, Etc. The recitals, statements, warranties and representations contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the accuracy or correctness of the same or the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the

50 US-DOCS\117485685.7 provisions of this Indenture. Notwithstanding the generality of the foregoing, each Holder shall be solely responsible for making its own independent appraisal of, and investigation into, the financial condition, creditworthiness, condition, affairs, status and nature of the Company, and the Trustee shall not at any time have any responsibility for the same and each Holder shall not rely on the Trustee in respect thereof. The Trustee shall have no responsibility or liability with respect to any information, statement or recital in the Offering Memorandum, prospectus, prospectus supplement or other disclosure material prepared or distributed with respect to any of the Notes. Section 7.04. Trustee, Paying Agents, Conversion Agents, Bid Solicitation Agent or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent, Bid Solicitation Agent (if other than the Company or any Affiliate thereof) or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent, Bid Solicitation Agent or Note Registrar, and nothing herein shall obligate any of them to account for any profits earned from any business or transactional relationship. Section 7.05. Monies and ADSs to Be Held in Trust. All monies and ADSs received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and ADSs held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money or ADSs received by it hereunder except as may be agreed from time to time by the Company and the Trustee. Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the costs, expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its agents and any authenticating agent for, and to hold them harmless against, any loss, claim (provided that the Company need not pay for settlement of any such claim made without its consent, which consent shall not be unreasonably withheld), damage, liability or expense incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises or the enforcement of this Section 7.06. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured

51 US-DOCS\117485685.7 by a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee. Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(i) or Section 6.01(j) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws. Section 7.07. Officers’ Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such Officers’ Certificate, in the absence of gross negligence and willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof. Section 7.08. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if, for this purpose, the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign promptly in the manner and with the effect hereinafter specified in this Article. Section 7.09. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation to the Holders, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or

52 US-DOCS\117485685.7 Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee at the expense of the Company. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee. (b) In case at any time any of the following shall occur: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee. (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10. Section 7.10. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due to it

53 US-DOCS\117485685.7 pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due to it pursuant to the provisions of Section 7.06. No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08. Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders at their addresses as they shall appear on the Note Register. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company. Section 7.11. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation. Section 7.12. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders

54 US-DOCS\117485685.7 of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any Officer that the Company has indicated to the Trustee should receive such application actually receives such application, unless any such Officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted. ARTICLE 8 CONCERNING THE HOLDERS Section 8.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen days prior to the date of commencement of solicitation of such action. Section 8.02. Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06. Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of and (subject to Section 2.03) accrued and unpaid Special Interest on such Note, for conversion of such Note and for all other purposes under this Indenture; and neither the Company nor the

55 US-DOCS\117485685.7 Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or ADSs so paid or delivered, effectual to satisfy and discharge the liability for monies payable or ADSs deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any owner of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture. Section 8.04. Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or an Affiliate of the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination. Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

56 US-DOCS\117485685.7 ARTICLE 9 HOLDERS’ MEETINGS Section 9.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes: (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6; (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7; (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law. Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting. Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice. Section 9.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02. Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more

57 US-DOCS\117485685.7 Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting. Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice. Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

58 US-DOCS\117485685.7 Any record so signed and verified shall be conclusive evidence of the matters therein stated. Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. ARTICLE 10 SUPPLEMENTAL INDENTURES Section 10.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holder, the Company, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes: (a) to cure any ambiguity, omission, defect or inconsistency; (b) to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 11; (c) to add guarantees with respect to the Notes; (d) to secure the Notes; (e) to add to the covenants of the Company or Events of Default for the benefit of the Holders or surrender any right or power conferred upon the Company under this Indenture; (f) to make any change that does not adversely affect the rights of any Holder; (g) increase the Conversion Rate as provided in this Indenture; (h) provide for the acceptance of appointment of a successor Trustee or facilitate the administration of trusts under this Indenture by more than one Trustee; (i) irrevocably elect or eliminate a Settlement Method and/or a Specified Dollar Amount, or eliminate the Company’s right to elect a Settlement Method; (j) in connection with any Merger Event, to provide that the Notes are convertible into Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 14.07; (k) comply with the rules of the Depositary, so long as such amendment does not adversely affect the rights of any Holder;

59 US-DOCS\117485685.7 (l) if applicable, comply with any requirement of the Commission relating to the qualification of this Indenture under the Trust Indenture Act; (m) to conform the provisions of this Indenture or the Notes to the “Description of notes” section of the Offering Memorandum, as evidenced in an Officers’ Certificate; or (n) provide for the issuance of additional Notes in accordance with this Indenture. Upon the written request of the Company, the Trustee is hereby authorized to, and shall join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02. Section 10.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall: (a) reduce the amount of Notes whose Holders must consent to an amendment; (b) reduce the rate of or extend the stated time for payment of any Special Interest on any Note; (c) reduce the principal of or extend the Maturity Date of any Note; (d) make any change that adversely affects the conversion rights of any Notes; (e) reduce the Redemption Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise; (f) make any Note payable in a currency, or at a place of payment, other than that stated in the Note; (g) change the ranking of the Notes;

60 US-DOCS\117485685.7 (h) impair the right of any Holder to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes; (i) change the Company’s obligation to pay Additional Amounts in respect of any Note; or (j) make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09. The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect. Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any such supplemental indenture becomes effective, the Company shall send to the Holders a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture. Section 10.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. This Indenture provides for the payment by the Company of all of the Trustee’s fees and expenses, including counsel fees and expenses, associated with reviewing and executing any supplemental indenture hereto. Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s request and expense, bear a notation in form approved by the Trustee as to any

61 US-DOCS\117485685.7 matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 18.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding. Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 18.05Section 18.05, the Trustee shall receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 is permitted or authorized by this Indenture hereto, and is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms. ARTICLE 11 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE Section 11.01. Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets to another Person, unless: (a) the resulting, surviving or transferee Person, if not the Company (the “Successor Company”), shall be a corporation organized and existing under the laws of Israel, the Islands of Bermuda, the British Virgin Islands, Cayman Islands, Canada, Germany, Guernsey, Jersey, France, the Netherlands, Belgium, Switzerland, Luxembourg, the Republic of Ireland, the United Kingdom, the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture all of the obligations of the Company under the Notes and this Indenture (including the obligation to pay Additional Amounts as set forth in Section 4.10); and (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture. For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person. The provisions of this Article 11 shall not apply to the Company’s conveyance, transfer, sale, lease or other disposition of all or substantially all of its assets between or among the Company and one of the Company’s Wholly Owned Subsidiaries. Section 11.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the

62 US-DOCS\117485685.7 Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and any accrued and unpaid Special Interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except in the case of a lease of all or substantially all of the Company’s properties and assets, shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes. In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate. Section 11.03. Opinion of Counsel to Be Given to Trustee. No such consolidation, merger, sale, conveyance, transfer or lease shall be effective unless the Trustee shall receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with the provisions of this Article 11; provided that no Officers’ Certificate or Opinion of Counsel shall be required to be delivered with respect to any transaction set forth in Section 11.01 where the resulting, surviving or transferee Person is the Company. ARTICLE 12 IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS Section 12.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or any accrued and unpaid Special Interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any

63 US-DOCS\117485685.7 obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes. ARTICLE 13 [INTENTIONALLY OMITTED] ARTICLE 14 CONVERSION OF NOTES Section 14.01. Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article 14, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note (i) subject to satisfaction of the conditions described in Section 14.01(b), at any time prior to the close of business on the Business Day immediately preceding June 15, 2025 under the circumstances and during the periods set forth in Section 14.01(b), and (ii) regardless of the conditions described in Section 14.01(b), at any time during the period from, and including, June 15, 2025 to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, in each case, at an initial conversion rate of 3.3424 ADSs (subject to adjustment as provided in this Article 14, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 14.02, the “Conversion Obligation”). (b) (i) Prior to the close of business on the Business Day immediately preceding June 15, 2025, a Holder may surrender all or any portion of its Notes for conversion at any time during the five Business Day period immediately after any ten consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per $1,000 principal amount of Notes, as determined following a request by a Holder of Notes in accordance with this subsection (b)(i), for each Trading Day of the Measurement Period was less than 98% of the product of the Last Reported Sale Price of the ADSs on each such Trading Day and the Conversion Rate on each such Trading Day. The Trading Prices shall be determined by the Bid Solicitation Agent pursuant to this subsection (b)(i) and the definition of Trading Price set forth in this Indenture. The Company shall provide written notice to the Bid Solicitation Agent (if other than the Company) of the three independent nationally recognized securities dealers selected by the Company pursuant to the definition of Trading Price, along with appropriate contact information for each. The Bid Solicitation Agent (if other than the Company) shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes unless the Company has requested such determination, and the Company shall have no obligation to make such request (or, if the Company is acting as Bid Solicitation Agent, the Company shall have no obligation to

64 US-DOCS\117485685.7 determine the Trading Price per $1,000 principal amount of Notes) unless a Holder of at least $1,000,000 principal amount of Notes requests in writing that we make such a determination and provides the Company with reasonable evidence that the Trading Price per $1,000 principal amount of Notes on any Trading Day would be less than 98% of the product of the Last Reported Sale Price of the ADSs on such Trading Day and the Conversion Rate on such Trading Day, at which time the Company shall instruct the Bid Solicitation Agent (if other than the Company) to determine, or if the Company is acting as Bid Solicitation Agent, the Company shall determine, the Trading Price per $1,000 principal amount of Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the ADSs and the Conversion Rate. If (x) the Company is not acting as Bid Solicitation Agent, and the Company does not instruct the Bid Solicitation Agent to determine the Trading Price per $1,000 principal amount of Notes when obligated as provided in the preceding sentence, or if the Company instructs the Bid Solicitation Agent to obtain bids and the Bid Solicitation Agent fails to make such determination, or (y) the Company is acting as Bid Solicitation Agent and the Company fails to make such determination when obligated as provided in the preceding sentence, then, in either case, the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the ADSs and the Conversion Rate on each Trading Day of such failure. If the Trading Price condition set forth above has been met, the Company shall so notify the Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the ADSs and the Conversion Rate for such date, the Company shall so notify the Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee) in writing. (ii) If, prior to the close of business on the Business Day immediately preceding June 15, 2025, the Company elects to: (A) issue to all or substantially all holders of the Ordinary Shares (directly or in the form of ADSs) any rights, options or warrants (other than in connection with a shareholder rights plan or rights agreement) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase Ordinary Shares (directly or in the form of ADSs) at a price per Ordinary Share that is less than the average of the Last Reported Sale Prices of the ADSs, divided by the number of Ordinary Shares then represented by one ADS, for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance; or (B) distribute to all or substantially all holders of the Ordinary Shares (directly or in the form of ADSs) the Company’s assets, securities or rights to purchase securities of the Company (other than in connection with a shareholder rights plan or rights agreement), which distribution has a per share value, as reasonably determined by the Board of Directors, exceeding 10% of (i) the Last Reported Sale Price of the ADSs on the Trading Day preceding the date of

65 US-DOCS\117485685.7 announcement for such distribution, divided by (ii) the number of Ordinary Shares then represented by one ADS, then, in either case, the Company shall notify all Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee) at least 50 Scheduled Trading Days prior to the Ex- Dividend Date for such issuance or distribution. Once the Company has given such notice, a Holder may surrender all or any portion of its Notes for conversion at any time until the earlier of (1) the close of business on the Business Day immediately preceding the Ex-Dividend Date for such issuance or distribution and (2) the Company’s announcement that such issuance or distribution will not take place, in each case, even if the Notes are not otherwise convertible at such time. However, the Company will not be required to provide such notice, and the Notes will not be convertible pursuant to this Section 14.01(b)(ii) if each Holder of Notes participates, at the same time and upon the same terms as holders of the Ordinary Shares (directly or in the form of ADSs) and solely as a result of holding the Notes, in such issuance or distribution without having to convert its Notes as if such Holder held a number of Ordinary Shares (directly or in the form of ADSs) equal to the applicable Conversion Rate multiplied by the principal amount (expressed in thousands) of Notes held by such Holder. (iii) If (x) a transaction or event that constitutes a Fundamental Change or a Make-Whole Fundamental Change occurs prior to the close of business on the Business Day immediately preceding June 15, 2025, regardless of whether a Holder has the right to require the Company to repurchase the Notes pursuant to Section 15.02, or (y) the Company is a party to a consolidation, merger, binding share exchange (other than a consolidation, merger or binding share exchange effected solely to change the Company’s domicile of incorporation), or a transfer or lease of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, that occurs prior to the close of business on the Business Day immediately preceding June 15, 2025, in each case, pursuant to which the Ordinary Shares (directly or in the form of the ADSs) would be converted into cash, securities or other assets, then all or any portion of a Holder’s Notes may be surrendered for conversion at any time from or after the effective date of such transaction until the date that is 35 Trading Days after the actual effective date of such transaction or, if such transaction also constitutes a Fundamental Change (other than an Exempted Fundamental Change), until the close of business on the second Scheduled Trading Day immediately preceding the related Fundamental Change Repurchase Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing no later than the fifth Business Day following the actual effective date of such transaction. (iv) Prior to the close of business on the Business Day immediately preceding June 15, 2025, a Holder may surrender all or any portion of its Notes for conversion at any time during any calendar quarter commencing after the calendar quarter ending on December 31, 2020 (and only during such calendar quarter), if the Last Reported Sale Price of the ADSs for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter is greater than or equal to 130% of the Conversion Price on each applicable Trading Day.

66 US-DOCS\117485685.7 (v) If the Company calls any Note for Tax Redemption pursuant to Article 16 or Optional Redemption pursuant to Article 17, then the Holder of a Note called for Redemption may convert such Note (or a portion thereof) at any time during the Redemption Period, even if such Note is not otherwise convertible at such time. After that time, the right to convert such Note on account of the Company’s delivery of a Redemption Notice shall expire, unless the Company defaults in the payment of the Redemption Price, in which case a Holder of the Note called for Redemption may convert such Note (or any portion thereof) until the Redemption Price has been paid or duly provided for. If the Company elects to redeem less than all of the outstanding Notes pursuant to Article 17 and the Holder of any Note (or any owner of a beneficial interest in any Global Note) is reasonably not able to determine, before the close of business on the 45th Scheduled Trading Day immediately before the relevant Optional Redemption Date, whether such Note or beneficial interest, as applicable, is to be redeemed pursuant to such Optional Redemption, then such Holder or owner, as applicable, will be entitled to convert such Note or beneficial interest, as applicable, at any time before the close of business on the second Scheduled Trading Day immediately prior to such Optional Redemption Date (unless the Company defaults in the payment of the Redemption Price, in which case a Holder may convert such Note or beneficial interest, as the case may be, until the Redemption Price has been paid or duly provided for), and each such conversion will be deemed to be of a Note called for Optional Redemption. Section 14.02. Conversion Procedure; Settlement Upon Conversion. (a) Subject to this Section 14.02, Section 14.03(b) and Section 14.07(a), upon conversion of any Note, the Company shall pay or cause to be delivered, as the case may be, to the converting Holder, in respect of each $1,000 principal amount of Notes being converted, cash (“Cash Settlement”), ADSs, together with cash, if applicable, in lieu of delivering any fractional ADSs (“Fractional ADSs”) in accordance with subsection (j) of this Section 14.02 (“Physical Settlement”) or a combination of cash and ADSs, together with cash, if applicable, in lieu of delivering any Fractional ADS in accordance with subsection (j) of this Section 14.02 (“Combination Settlement”), at its election, as set forth in this Section 14.02. (i) All conversions for which the relevant Conversion Date occurs on or after a Redemption Notice Date and prior to the close of business on the second Scheduled Trading Day immediately preceding the related Redemption Date, and all conversions for which the relevant Conversion Date occurs on or after June 15, 2025 shall be settled using the same Settlement Method. (ii) Except for any conversions for which the relevant Conversion Date occurs after a Redemption Notice Date but prior to the close of business on the second Scheduled Trading Day immediately preceding the related Redemption Date and any conversions for which the relevant Conversion Date occurs on or after June 15, 2025, the Company shall use the same Settlement Method for all conversions with the same Conversion Date, but the Company shall not have any obligation to use the same Settlement Method with respect to conversions with different Conversion Dates.

67 US-DOCS\117485685.7 (iii) (A) If, in respect of any Conversion Date (subject to the below proviso), the Company elects to deliver a notice (the “Settlement Notice”) of the relevant Settlement Method in respect of such Conversion Date, the Company, through written notice to the Trustee, shall deliver such Settlement Notice to converting Holders no later than the close of business on the Trading Day immediately following the relevant Conversion Date; provided that in the case of any conversions (x) of Notes called (or deemed called) for Redemption for which the relevant Conversion Date occurs on or after the relevant Redemption Notice Date and prior to the close of business on the second Scheduled Trading Day immediately preceding the related Redemption Date, the Company shall do so in the related Redemption Notice or (y) on or after June 15, 2025, no later than June 15, 2025 (in each case, the “Settlement Method Election Deadline”). If the Company does not elect a Settlement Method prior to the deadline set forth in the immediately preceding sentence, the Company shall no longer have the right to elect Cash Settlement or Physical Settlement and the Company shall be deemed to have elected Combination Settlement in respect of its Conversion Obligation, and the Specified Dollar Amount per $1,000 principal amount of Notes shall be equal to $1,000 (such settlement method, the “Default Settlement Method” initially elected by the Company). Such Settlement Notice shall specify the relevant Settlement Method and in the case of an election of Combination Settlement, the relevant Settlement Notice shall indicate the Specified Dollar Amount per $1,000 principal amount of Notes. If the Company delivers a Settlement Notice electing Combination Settlement in respect of its Conversion Obligation but does not indicate a Specified Dollar Amount per $1,000 principal amount of Notes in such Settlement Notice, the Specified Dollar Amount per $1,000 principal amount of Notes shall be deemed to be $1,000. For the avoidance of doubt, the Company’s failure to timely elect a Settlement Method shall not constitute a Default or Event of Default under this Indenture. (B) The Company may, by written notice to Holders, the Trustee and the Conversion Agent (if other than the Trustee), on or before June 15, 2025, (1) change the Default Settlement Method to any Settlement Method that the Company is then permitted to elect, including Combination Settlement with a Specified Dollar Amount per $1,000 principal amount of Notes of $1,000 or (2) elect to irrevocably fix the Settlement Method to Combination Settlement with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above any specific amount up to, but no greater than, $1,000 per $1,000 principal amount of Notes set forth in such election notice, in each case, that will apply to all Note conversions with a Conversion Date that is on or after the date the Company sends such notice. If the Company changes the Default Settlement Method or elects to irrevocably fix the Settlement Method, in either case, to Combination Settlement with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above a specified amount (for the avoidance of doubt, up to, but no greater than, $1,000 per $1,000 principal amount of Notes in the case of an irrevocable election), the Company shall, after the date of such change or election, as the case may be, inform Holders converting their Notes, the Trustee and the Conversion Agent (if other than the Trustee) in writing of such Specified Dollar Amount in respect of

68 US-DOCS\117485685.7 the relevant conversion or conversions no later than the relevant Settlement Method Election Deadline for such conversion or conversions, or, if the Company does not timely inform the Holders, the Trustee and the Conversion Agent of the Specified Dollar Amount, such Specified Dollar Amount shall be the specific amount set forth in the change or election notice or, if no specific amount was set forth in the change or election notice, such Specified Dollar Amount shall be deemed to be $1,000 per $1,000 principal amount of Notes. If the Company changes the Default Settlement Method or irrevocably fixes the Settlement Method, then the Company shall concurrently either post the Default Settlement Method or fixed Settlement Method, as applicable, on the Company’s website or disclose the same in a current report that is filed or furnished with the Commission. Notwithstanding the foregoing, no such change in the Default Settlement Method or irrevocable election will affect any Settlement Method theretofore elected (or deemed to be elected) with respect to any Conversion Date pursuant to this Section 14.02. For the avoidance of doubt, such change or election (as the case may be), if made, will be effective without the need to amend this Indenture or the Notes, including pursuant to Section 10.01(j). However, the Company may nonetheless choose to execute such an amendment at the Company’s option. (iv) The cash, ADSs or combination of cash and ADSs in respect of any conversion of Notes (the “Settlement Amount”) shall be computed as follows: (A) if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Physical Settlement, the Company shall cause to be delivered to the converting Holder in respect of each $1,000 principal amount of Notes being converted a number of ADSs equal to the applicable Conversion Rate in effect on the Conversion Date; (B) if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Cash Settlement, the Company shall pay to the converting Holder in respect of each $1,000 principal amount of Notes being converted cash in an amount equal to the sum of the Daily Conversion Values for each of the 40 consecutive Trading Days during the related Observation Period; and (C) if the Company elects (or is deemed to have elected) to satisfy its Conversion Obligation in respect of such conversion by Combination Settlement, the Company shall pay or cause to be delivered, as the case may be, in respect of each $1,000 principal amount of Notes being converted, a Settlement Amount equal to the sum of the Daily Settlement Amounts for each of the 40 consecutive Trading Days during the related Observation Period. (v) The Daily Settlement Amounts (if applicable) and the Daily Conversion Values (if applicable) shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement

69 US-DOCS\117485685.7 Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any Fractional ADS, the Company shall notify the Trustee and the Conversion Agent (if other than the Trustee) in writing of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering Fractional ADS. The Trustee and the Conversion Agent (if other than the Trustee) shall have no responsibility for any such determination. (b) Subject to Section 14.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time, the relevant Deposit Agreement and, if required, pay funds equal to any Special Interest payable on the next Special Interest Payment Date as set forth in Section 14.02(h) and pay all transfer or similar taxes, if any, required pursuant to Section 14.02(e) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile thereof) (a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any ADSs to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents, (4) comply with the relevant Deposit Agreement and (5) if required, pay funds equal to Special Interest payable on the next Special Interest Payment Date as set forth in Section 14.02(h). The Trustee (and if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 14 on the Conversion Date for such conversion. No Notice of Conversion with respect to any Notes may be surrendered by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.03. If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered. (c) A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (b) above. Except as set forth in Section 14.03(b) and Section 14.07(a), the Company shall pay or cause to be delivered, as the case may be, the consideration due in respect of the Conversion Obligation (i) on the second Business Day immediately following the relevant Conversion Date, if the Company elects Physical Settlement (unless such Conversion Date occurs following September 1, 2025, in which case the Company will deliver the relevant consideration on the Maturity Date), or (ii) on the second Business Day immediately following the last Trading Day of the Observation Period, in the case of any other Settlement Method. If any ADSs are due to a converting Holder, the Company shall issue or cause to be issued, and cause to be delivered (if applicable) to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, the full number of ADSs to which such Holder

70 US-DOCS\117485685.7 shall be entitled, in book-entry format through the Depositary, in satisfaction of the Company’s Conversion Obligation. (d) In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion. (e) If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the delivery of any ADSs upon conversion of the Notes (or the issuance of the underlying Ordinary Shares), unless the tax is due because the Holder requests any ADSs (or the underlying Ordinary Shares) to be issued in a name other than the Holder’s name, in which case the Holder shall pay that tax. The Conversion Agent may refuse to deliver the certificates representing the ADSs being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence. The Company shall pay and/or indemnify each Holder and beneficial owner of the Notes and/or ADSs (if any) deliverable upon conversion of the Notes for applicable fees and expenses payable to, or withheld by, the ADS depositary (including, for the avoidance of doubt, by means of a reduction in any amounts or property payable or deliverable in respect of any ADSs or in the value of deposited amounts or property represented by any ADSs) for the issuance of all ADSs deliverable upon conversion (including, with respect to any ADSs subject to restricted CUSIP and/or restrictive legends upon issuance, any of the foregoing with respect to the removal of any such restrictions from such ADSs). Except as provided in this Section 14.02 in relation to the fees and expenses of the ADS Depositary that the Company shall pay and/or indemnify, holders of the ADSs may be required to pay fees and expenses set forth in the relevant Deposit Agreement. (f) Except as provided in Section 14.04, no adjustment shall be made for dividends on any ADSs issued upon the conversion of any Note as provided in this Article 14. (g) Upon the conversion of an interest in a Global Note, the Trustee, or the Note Registrar at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee. (h) Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid Special Interest, if any, except as set forth below, and the Company will not adjust the Conversion Rate for any accrued and unpaid Special Interest on any converted Notes. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid Special Interest, if

71 US-DOCS\117485685.7 any, to, but not including, the relevant Conversion Date. As a result, accrued and unpaid Special Interest, if any, to, but not including, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Upon a conversion of Notes into a combination of cash and ADSs, accrued and unpaid Special Interest will be deemed to be paid first out of the cash paid upon such conversion. Notwithstanding the foregoing, if Notes are converted after the close of business on a Special Interest Record Date, Holders of such Notes as of the close of business on such Special Interest Record Date will receive the full amount of Special Interest payable on such Notes on the corresponding Special Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any Special Interest Record Date to the open of business on the immediately following Special Interest Payment Date must be accompanied by funds equal to the amount of Special Interest payable on the Notes so converted; provided that no such payment shall be required (1) for conversions following September 1, 2025; (2) if the Company has specified a Redemption Date that is after a Special Interest Record Date and on or prior to the second Scheduled Trading Day immediately following the corresponding Special Interest Payment Date; (3) if the Company has specified a Fundamental Change Repurchase Date that is after a Special Interest Record Date and on or prior to the second Scheduled Trading Day immediately following the corresponding Special Interest Payment Date; or (4) to the extent of any Defaulted Amounts, if any Defaulted Amounts exists at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record as of the close of business on September 1, 2025, or a Fundamental Change Repurchase Date or a Redemption Date shall receive the full Special Interest payment due on the corresponding Special Interest Payment Date in cash regardless of whether their Notes have been converted following such Special Interest Record Date or September 1, 2025, as the case may be. (i) The Person in whose name the ADSs, if any, shall be issuable upon conversion shall be treated as a shareholder of record as of the close of business on the relevant Conversion Date (if the Company elects to satisfy the related Conversion Obligation by Physical Settlement) or the last Trading Day of the relevant Observation Period (if the Company elects to satisfy the related Conversion Obligation by Combination Settlement), as the case may be. Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion. (j) The Company shall not issue any Fractional ADS upon conversion of the Notes and shall instead pay cash in lieu of delivering any Fractional ADS otherwise issuable upon conversion based on the Daily VWAP for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day), in the case of Physical Settlement, or based on the Daily VWAP for the last Trading Day of the relevant Observation Period, in the case of Combination Settlement. For each Note surrendered for conversion, if the Company has elected (or is deemed to have elected) Combination Settlement, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and Fractional ADSs remaining after such computation shall be paid in cash. (k) In accordance with the relevant Deposit Agreement, the Company will issue to the custodian thereunder such Ordinary Shares required for the issuance of the ADSs upon

72 US-DOCS\117485685.7 conversion of the Notes, plus written delivery instructions (if requested by the ADS Depositary or the custodian thereunder) for such ADSs, will deliver such legal opinions and any other information or documentation and will comply with the relevant Deposit Agreement, in each case, as required by the ADS Depositary or the custodian thereunder in connection with each issue of Ordinary Shares and issuance and delivery of the ADSs. Section 14.03. Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with a Make-Whole Fundamental Change or Redemption Notice. (a) If (i) (X) the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date or (Y) the Company delivers a Redemption Notice, and (ii) a Holder elects to convert its Notes in connection with such Make-Whole Fundamental Change or Redemption Notice, the Company shall, under the circumstances described below, increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional ADSs (the “Additional ADSs”), as described below. A conversion of Notes shall be deemed for these purposes to be “in connection with” such Make-Whole Fundamental Change if the relevant Conversion Date occurs during the period from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the second Scheduled Trading Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of an Exempted Fundamental Change or a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”). A conversion of Notes shall be deemed for these purposes to be “in connection with” such Redemption Notice if the relevant Conversion Date with respect to the Notes called (or deemed called) for Redemption occurs during the related Redemption Period. For the avoidance of doubt, the Company shall increase the Conversion Rate hereunder in connection with a Redemption Notice only in respect of conversions of the Notes called (or deemed called) for Redemption, and not of the Notes not called (or deemed called) for Redemption. Accordingly, if the Company elects to redeem fewer than all of the outstanding Notes pursuant to Section 17.01, Holders of the Notes not called for Optional Redemption will not be entitled to convert such Notes (at an increased Conversion Rate for such Notes or otherwise) on account of such Optional Redemption, except in the limited circumstances set forth under Section 14.01(b)(v). (b) Upon surrender of Notes for conversion in connection with a Make-Whole Fundamental Change or a Redemption Notice, the Company shall, at its option, satisfy the related Conversion Obligation by Physical Settlement, Cash Settlement or Combination Settlement in accordance with Section 14.02; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, then, for any conversion of Notes with a Conversion Date occurring on or after the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the ADS Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of converted Notes equal to the Conversion Rate on such Conversion Date (including any adjustment for Additional ADSs), multiplied by the ADS Price. In such event, the Conversion Obligation shall be paid to Holders in cash on the second

73 US-DOCS\117485685.7 Business Day following the Conversion Date. The Company shall provide notice of each Make- Whole Fundamental Change in the manner described under Section 14.01(b)(iii). (c) The number of Additional ADSs, if any, by which the Conversion Rate shall be increased shall be determined by reference to the table below, based on (i)(x) in the case of a Make-Whole Fundamental Change, the date on which the Make-Whole Fundamental Change occurs or becomes effective or, (y) in the case of a Redemption Notice, the relevant Redemption Notice Date (in each case, the “Effective Date”) and (ii)(x) in the case of a Make-Whole Fundamental Change, the price paid (or deemed to be paid) per ADS in the Make-Whole Fundamental Change or (y) in the case of a Redemption Notice, the average of the Last Reported Sale Prices of the ADSs over the five consecutive Trading Days ending on, and including, the Trading Day immediately day immediately preceding the relevant Redemption Notice Date (in each case, the “ADS Price”). If the holders of the ADSs receive in exchange for their ADSs only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the ADS Price shall be the cash amount paid per ADS. In the case of any other Make-Whole Fundamental Change, the ADS Price shall be the average of the Last Reported Sale Prices of the ADSs over the five consecutive Trading Days ending on, and including, the Trading Day immediately preceding the Effective Date of the Make-Whole Fundamental Change. In the event that a conversion during a Redemption Period would also be deemed to be in connection with a Make-Whole Fundamental Change or in connection with another Redemption Period, a Holder of Notes to be converted will be entitled to a single increase to the Conversion Rate with respect to the first to occur of the earliest applicable Redemption Notice Date and the Effective Date of any applicable Make-Whole Fundamental Change, and the later event(s) will be deemed not to have occurred for purposes of this Section with respect to such conversion. The Company shall make appropriate adjustments to the ADS Price, in its good faith determination, to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex- Dividend Date, Effective Date (as such term is used in Section 14.04) or expiration date of the event occurs during such any five consecutive Trading Day period during which the ADS Price is to be calculated. (d) The ADS Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted ADS Prices shall equal the ADS Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the ADS Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional ADSs set forth in the table below shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section 14.04. (e) The following table sets forth the number of Additional ADSs by which the Conversion Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 14.03 for each ADS Price and Effective Date set forth below:

	ADS Price												
Effective Date	$217.59	$225.00	$250.00	$275.00	$299.19	$325.00	$350.00	$388.94	$400.00	$425.00	$500.00	$600.00	$750.00
August 27, 2020	1.2533	1.1557	0.8841	0.6811	0.5318	0.4101	0.3195	0.2169	0.1510	0.0901	0.0388	0.0092	0.0000
September 15, 2021	1.2533	1.1477	0.8648	0.6552	0.5027	0.3798	0.2898	0.1898	0.1275	0.0717	0.0273	0.0045	0.0000
September 15, 2022	1.2533	1.1312	0.8342	0.6167	0.4607	0.3375	0.2493	0.1544	0.0977	0.0498	0.0151	0.0009	0.0000
September 15, 2023	1.2533	1.1066	0.7888	0.5597	0.3996	0.2773	0.1932	0.1081	0.0613	0.0257	0.0045	0.0000	0.0000
September 15, 2024	1.2533	1.1020	0.7216	0.4695	0.3020	0.1841	0.1114	0.0485	0.0206	0.0046	0.0000	0.0000	0.0000
September 15, 2025	1.2533	1.1020	0.6576	0.2940	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact ADS Price and Effective Date may not be set forth in the table above, in which case:

(i) if the ADS Price is between two ADS Prices in the table above or the Effective Date is between two Effective Dates in the table, the number of Additional ADSs shall be determined by a straight-line interpolation between the number of Additional ADSs set forth for the higher and lower ADS Prices and the earlier and later Effective Dates, as applicable, based on a 365 or 366-day year, as applicable;

(ii) if the ADS Price is greater than $750.00 per ADS (subject to adjustment in the same manner as the ADS Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional ADSs shall be added to the Conversion Rate; and

(iii) if the ADS Price is less than $217.59 per ADS (subject to adjustment in the same manner as the ADS Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional ADSs shall be added to the Conversion Rate.

Notwithstanding the foregoing, in no event shall the Conversion Rate per $1,000 principal amount of Notes exceed 4.5957 ADSs, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 14.04.

(f) Nothing in this Section 14.03 shall prevent an adjustment to the Conversion Rate pursuant to Section 14.04 in respect of a Make-Whole Fundamental Change.

Section 14.04. Adjustment of Conversion Rate. If the number of Ordinary Shares represented by the ADSs is changed, after the date of this Indenture, for any reason other than one or more of the events described in this Section 14.04, the Company shall make an appropriate adjustment to the Conversion Rate such that the number of Ordinary Shares represented by the ADSs upon which conversion of the Notes is based remains the same.

Notwithstanding the adjustment provisions described in this Section 14.04, if the Company distributes to holders of the Ordinary Shares any cash, rights, options, warrants, shares of Capital Stock or similar equity interest, evidences of indebtedness or other assets or property

74

US-DOCS\117485685.7

75 US-DOCS\117485685.7 of the Company (but excluding Expiring Rights) and a corresponding distribution is not made to holders of the ADSs, but, instead, the ADSs shall represent, in addition to Ordinary Shares, such cash, rights, options, warrants, shares of Capital Stock or similar equity interest, evidences of indebtedness or other assets or property of the Company, then an adjustment to the Conversion Rate described in this Section 14.04 shall not be made until and unless a corresponding distribution (if any) is made to holders of the holders of the ADSs, and such adjustment to the Conversion Rate shall be based on the distribution made to the holders of the ADSs and not on the distribution made to the holders of the Ordinary Shares. However, in the event that the Company issues or distributes to all holders of the Ordinary Shares any Expiring Rights, notwithstanding the immediately preceding sentence, the Company shall adjust the Conversion Rate pursuant to Section 14.04(b) (in the case of Expiring Rights entitling holders of the Ordinary Shares for a period of not more than 45 calendar days after the announcement date of such issuance to subscribe for or purchase Ordinary Shares or ADSs) or Section 14.04(c) (in the case of all other Expiring Rights). For the avoidance of doubt, if any event described in this Section 14.04 results in a change to the number of Ordinary Shares represented by the ADSs, then such a change shall be deemed to satisfy the Company’s obligation to effect the relevant adjustment to the Conversion Rate on account of such an event to the extent such change products the same economic effect as the relevant adjustment to the Conversion Rate would have produced in the absence of the change to the number of Ordinary Shares represented by the ADSs. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Notes participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the ADSs and solely as a result of holding the Notes, in any of the transactions described in this Section 14.04, without having to convert their Notes, as if they held a number of ADSs equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder. (a) If the Company exclusively issues Ordinary Shares as a dividend or distribution on Ordinary Shares, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula: 0 0 OS OS' CRCR'  where, CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

76 US-DOCS\117485685.7 CR' = the Conversion Rate in effect immediately after the open of business on such Ex- Dividend Date or Effective Date; OS0 = the number of Ordinary Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, share split or share combination); and OS' = the number of Ordinary Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination. Any adjustment made under this Section 14.04(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.04(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. (b) If the Company issues to all or substantially all holders of the Ordinary Shares (directly or in the form of ADSs) any rights, options or warrants (other than pursuant to a shareholders rights plan or rights agreement) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase Ordinary Shares (directly or in the form of ADSs) at a price per Ordinary Share that is less than the average of the Last Reported Sale Prices of the Ordinary Shares or the ADSs, as the case may be (divided by, in the case of the ADSs, the number of Ordinary Shares then represented by one ADS) for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula: YOS XOS CRCR' 0 0 0    where, CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such issuance; CR' = the Conversion Rate in effect immediately after the open of business on such Ex- Dividend Date; OS0 = the number of Ordinary Shares (directly or in the form of ADSs) outstanding immediately prior to the open of business on such Ex-Dividend Date; X = the total number of Ordinary Shares directly or in the form of ADSs) issuable pursuant to such rights, options or warrants; and

77 US-DOCS\117485685.7 Y = the number of Ordinary Shares equal to (i) the aggregate price payable to exercise such rights, options or warrants, divided by (ii) the quotient of (a) the average of the Last Reported Sale Prices of the ADSs over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants divided by (b) the number of Ordinary Shares then represented by one ADS. Any increase made under this Section 14.04(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that Ordinary Shares or the ADSs are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Ordinary Shares actually delivered (directly or in the form of ADSs). If such rights, options or warrants are not so issued, or if no such rights, options or warrants are exercised prior to their expiration, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred. For purposes of this Section 14.04(b) and for the purpose of Section 14.01(b)(ii)(A), in determining whether any rights, options or warrants entitle the holders of the Ordinary Shares to subscribe for or purchase Ordinary Shares (directly or in the form of ADSs) at a price per Ordinary Share that is less than such average of the Last Reported Sale Prices of the ADSs (divided by the number of Ordinary Shares represented by one ADS), for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Ordinary Shares (directly or in the form of ADSs), there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors. (c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Ordinary Shares (directly or in the form of ADSs), excluding (i) dividends, distributions or issuances as to which an adjustment is effective (or would be effected but for the 1% Exception) pursuant to Section 14.04(a) or Section 14.04(b), (ii) rights issued under a shareholder rights plan or rights agreement (except as described in Section 14.11), (iii) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 14.04(d) shall apply, (iv) distributions of Reference Property in exchange for or upon conversion of the Ordinary Shares in a transaction described in Section 14.07, and (v) Spin-Offs as to which the provisions set forth below in this Section 14.04(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula: FMVSP SP CRCR' 0 0 0  

78 US-DOCS\117485685.7 where, CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such distribution; CR' = the Conversion Rate in effect immediately after the open of business on such Ex- Dividend Date; SP0 = the average of the Last Reported Sale Prices of the ADSs (divided by the number of Ordinary Shares then represented by one ADS) over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and FMV = the fair market value (as determined by the Board of Directors) of the Distributed Property with respect to each outstanding Ordinary Share (directly or in the form of ADSs) on the Ex-Dividend Date for such distribution. Any increase made under the portion of this Section 14.04(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the ADSs receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of ADSs equal to the Conversion Rate in effect on the Record Date for the ADSs for the distribution. If the Board of Directors determines the “FMV” (as defined above) of any distribution for purposes of this Section 14.04(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the ADSs (divided by the number of Ordinary Shares then represented by one ADS) over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution. If the Company issues rights, options or warrants that are only exercisable upon the occurrence of certain triggering events, then it will not adjust the Conversion Rate pursuant to the foregoing in this Section 14.04(c) until the earliest of these triggering events occurs; provided that the rights, options or warrants trade together with the Ordinary Shares (directly or in the form of the ADSs) and will be issued in respect of future issuances of the Ordinary Shares (directly or in the form of ADSs). With respect to an adjustment pursuant to this Section 14.04(c) where there has been a payment of a dividend or other distribution on the Ordinary Shares (directly or in the form of ADSs) of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or

79 US-DOCS\117485685.7 admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula: 0 00 0 MP MPFMV CRCR'   where, CR0 = the Conversion Rate in effect immediately prior to the end of the Valuation Period; CR' = the Conversion Rate in effect immediately after the end of the Valuation Period; FMV0 = the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Ordinary Shares (directly or in the form of ADSs) applicable to one Ordinary Share (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to the ADSs were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and MP0 = the average of the Last Reported Sale Prices of the ADSs (divided by the number of Ordinary Shares then represented by one ADS) over the Valuation Period. The increase to the Conversion Rate under the preceding paragraph shall occur immediately after the end of the Valuation Period; provided that (x) in respect of any conversion of Notes for which Physical Settlement is applicable, if the relevant Conversion Date occurs during the Valuation Period, references to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex- Dividend Date of such Spin-Off to, and including, such Conversion Date in determining the Conversion Rate and (y) in respect of any conversion of Notes for which Cash Settlement or Combination Settlement is applicable, for any Trading Day that falls within the relevant Observation Period for such conversion and within the Valuation Period, references to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, such Trading Day in determining the Conversion Rate as of such Trading Day. For purposes of this Section 14.04(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Company to all holders of the Ordinary Shares (directly or in the form of ADS) entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Ordinary Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such Ordinary Shares (directly or in the form of ADS); (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Ordinary Shares (directly or in the form of ADS), shall be deemed not to have been distributed for purposes of this Section 14.04(c) (and no adjustment to the Conversion Rate under this Section 14.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants

80 US-DOCS\117485685.7 shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.04(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.04(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per Ordinary Share redemption or purchase price received by a holder or holders of Ordinary Shares (directly or in the form of ADS) with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Ordinary Shares (directly or in the form of ADS) as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued. For purposes of Section 14.04(a), Section 14.04(b) and this Section 14.04(c), if any dividend or distribution to which this Section 14.04(c) is applicable also includes one or both of: (A) a dividend or distribution of Ordinary Shares to which Section 14.04(a) is applicable (the “Clause A Distribution”); or (B) a dividend or distribution of rights, options or warrants to which Section 14.04(b) is applicable (the “Clause B Distribution”), then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.04(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 14.04(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 14.04(a) and Section 14.04(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Ordinary Shares (directly or in the form of ADS) included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 14.04(a) or

81 US-DOCS\117485685.7 “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 14.04(b). (d) If any cash dividend or distribution is made to all or substantially all holders of the Ordinary Shares (directly or in the form of ADSs), the Conversion Rate shall be adjusted based on the following formula: where, CR0 = the Conversion Rate in effect immediately prior to the open of business on the Ex- Dividend Date for such dividend or distribution; CR' = the Conversion Rate in effect immediately after the open of business on the Ex- Dividend Date for such dividend or distribution; SP0 = the Last Reported Sale Price of the ADSs (divided by the number of Ordinary Shares then represented by one ADS) on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and C = the amount in cash per Ordinary Share the Company distributes to all or substantially all holders of Ordinary Shares (directly or in the form of ADSs) (for the avoidance of doubt, without giving effect to any applicable fees and expenses payable to, or withheld by, the ADS Depositary with respect to such distribution). Any increase pursuant to this Section 14.04(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of its Notes, at the same time and upon the same terms as holders of the ADSs, the amount of cash that such Holder would have received if such Holder owned a number of ADSs equal to the Conversion Rate on the Record Date for the ADSs for such cash dividend or distribution. (e) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for Ordinary Shares (directly or in the form of ADSs), to the extent that the cash and value of any other consideration included in the payment per Ordinary Share exceeds the average of the Last Reported Sale Prices of the ADSs (divided by the number of Ordinary Shares then represented by one ADS) over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be

82 US-DOCS\117485685.7 made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:   SP'OS OS'SP' AC CRCR' 0 0    where, CR0 = the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; CR' = the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; AC = the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for Ordinary Shares or ADSs, as the case may be, purchased or exchanged in such tender or exchange offer; OS0 = the number of Ordinary Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Ordinary Shares accepted for purchase or exchange, or represented by all ADSs accepted for purchase or exchange, as the case may be in such tender or exchange offer); OS' = the number of Ordinary Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Ordinary Shares accepted for purchase or exchange, or represented by all ADSs accepted for purchase or exchange, as the case may be in such tender or exchange offer, without duplication); and SP' = the average of the Last Reported Sale Prices of the ADSs (divided by the number of Ordinary Shares then represented by one ADS) over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires. The increase to the Conversion Rate under this Section 14.04(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that (x) in respect of any conversion of Notes for which Physical Settlement is applicable, if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires and such Conversion Date in determining the Conversion Rate and (y) in

83 US-DOCS\117485685.7 respect of any conversion of Notes for which Cash Settlement or Combination Settlement is applicable, for any Trading Day that falls within the relevant Observation Period for such conversion and within the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the expiration date of such tender or exchange offer to, and including, such Trading Day in determining the Conversion Rate as of such Trading Day. In the event that the Company or one of its Subsidiaries is obligated to purchase Ordinary Shares or ADSs, as the case may be, pursuant to any such tender offer or exchange offer, but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchases, or all or a portion of such purchases are rescinded, then the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made or had been made only in respect of the purchases that have been effected. (f) Notwithstanding this Section 14.04 or any other provision of this Indenture or the Notes, if: (1) a Conversion Rate adjustment for any dividend or distribution becomes effective on any Ex-Dividend Date as described in this Section 14.04; (2) a Note is to be converted for which Physical Settlement or Combination Settlement applies; (3) the Conversion Date for such conversion (in the case of Physical Settlement) or any VWAP Trading Day in the Observation Period for such conversion (in the case of Combination Settlement) occurs on or after such Ex- Dividend Date and on or before the related Record Date for the ADSs; (4) the consideration due upon such conversion (in the case of Physical Settlement) or due with respect to such VWAP Trading Day (in the case of Combination Settlement) includes any whole number of the ADSs based on a Conversion Rate that is adjusted for such dividend or distribution; and (5) such ADSs would be entitled to participate in such dividend or distribution, then, notwithstanding anything to the contrary, (x) in the case of Physical Settlement, the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the ADSs issuable upon such conversion based on such unadjusted Conversion Rate shall be entitled to participate in such dividend or distribution; and (y) in the case of Combination Settlement, the Conversion Rate adjustment relating to such Ex-Dividend Date shall be made for such conversion in respect of such VWAP Trading Day, but the ADSs issuable with respect to such VWAP Trading Day based on such adjusted Conversion Rate shall not be entitled to participate in such dividend or distribution. (g) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of Ordinary Shares or ADSs or any securities convertible into or exchangeable for Ordinary Shares or ADSs or the right to purchase Ordinary Shares or ADSs or such convertible or exchangeable securities. (h) In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.04, and to the extent permitted by applicable law and subject to the applicable listing standards of the Nasdaq Global Select Market, the Company from time to time may increase the

84 US-DOCS\117485685.7 Conversion Rate by any amount for a period of at least 20 Business Days if the Board of Directors determines that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable listing standards of the Nasdaq Global Select Market, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Ordinary Shares or the ADSs or rights to purchase Ordinary Shares or the ADSs in connection with a dividend or distribution of Ordinary Shares or ADSs (or rights to acquire Ordinary Shares or ADSs) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each Note a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect. (i) Notwithstanding anything to the contrary in this Article 14, the Conversion Rate shall not be adjusted: (i) Upon the issuance of Ordinary Shares (directly or in the form of the ADSs) at a price below the Conversion Price per ADS (divided by the number of Ordinary Shares then represented by one ADS, to the extent the price per Ordinary Share is applicable) or otherwise (other than in connection with a transaction described in clauses (a) through (c) of this Section 14.04); (ii) upon the issuance of any Ordinary Shares or ADSs pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in Ordinary Shares or ADSs under any plan; (iii) upon the issuance of any Ordinary Shares or ADSs or options or rights to purchase those Ordinary Shares or ADSs pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company’s Subsidiaries; (iv) upon the issuance of any Ordinary Shares or ADSs pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (iii) of this subsection and outstanding as of the date the Notes were first issued; (v) upon the repurchase of any Ordinary Shares or ADSs pursuant to an open- market share repurchase program or other buy-back transaction that is not a tender offer or exchange offer of the nature described under Section 14.04(e), including structured or derivative transactions or pursuant to repurchase program approved by the Board of Directors. (vi) solely for a change in the par value of the Ordinary Shares; or (vii) for accrued and unpaid Special Interest, if any. (j) All calculations and other determinations under this Article 14 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of an ADS.

85 US-DOCS\117485685.7 (k) In no event shall the Conversion Rate be adjusted such that the Conversion Price will be less than the par value per Ordinary Share. The Company shall not be required to make an adjustment in the Conversion Rate unless the adjustment would require a change of at least 1% in the Conversion Rate. However, the Company shall carry forward any adjustment that is less than 1% of the Conversion Rate, take such carried-forward adjustments into account in any subsequent adjustment, and make such carried-forward adjustments, regardless of whether the aggregate adjustment is less than 1%, (i) annually on the anniversary of the first date of original issuance of the Notes, (ii) in the case of any Note to which Physical Settlement applies, upon the Conversion Date, (iii) in the case of any Note to which Cash Settlement or Combination Settlement applies, on each Scheduled Trading Day of the applicable Observation Period, (iv) on the date of a Notice of Tax Redemption and (v) on the Effective Date of any Fundamental Change or Make-Whole Fundamental Change. (l) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Conversion Agent if not the Trustee) an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers’ Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment. (m) For purposes of this Section 14.04, the number of Ordinary Shares at any time outstanding shall not include Ordinary Shares held in the treasury of the Company (directly or in the form of ADSs) so long as the Company does not pay any dividend or make any distribution on Ordinary Shares held in the treasury of the Company (directly or in the form of ADSs), but shall include Ordinary Shares issuable in respect of scrip certificates issued in lieu of fractions of Ordinary Shares. Section 14.05. Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts over a span of multiple days (including, without limitation, an Observation Period and the period, if any, for determining the ADS Price for purposes of a Make-Whole Fundamental Change or a Redemption Notice), the Company shall make appropriate adjustments to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date or expiration date, as the case may be, of the event occurs, at any time during the period when the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values, the Daily Settlement Amounts or any functions thereof are to be calculated. Section 14.06. Ordinary Shares to Be Fully Paid. The Company shall provide, free from preemptive rights, out of its authorized but unissued Ordinary Shares or Ordinary Shares held in treasury, a sufficient number of Ordinary Shares that corresponds to the number of ADSs due

86 US-DOCS\117485685.7 upon conversion of the Notes from time to time as such Notes are presented for conversion (assuming delivery of the maximum number of Additional ADSs pursuant to Section 14.03 and that at the time of computation of such number of shares, all such Notes would be converted by a single Holder and that Physical Settlement were applicable). Section 14.07. Effect of Recapitalizations, Reclassifications and Changes of the Ordinary Shares. (a) In the case of: (i) any recapitalization, reclassification or change of the Ordinary Shares (other than changes in par value or changes resulting from a subdivision or combination), (ii) any consolidation, merger or combination involving the Company, (iii) any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s Subsidiaries substantially as an entirety; (iv) any statutory scheme of arrangement; or (v) any statutory share exchange, in each case, as a result of which the Ordinary Shares would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at and after the effective time of such Merger Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of ADSs equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one ADS is entitled to receive) upon such Merger Event and, prior to or at the effective time of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(j) providing for such change in the right to convert each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Merger Event (A) the Company shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of Notes in accordance with Section 14.02 and (B) (I) any amount payable in cash upon conversion of the Notes in accordance with Section 14.02 shall continue to be payable in cash, (II) any ADSs otherwise deliverable upon conversion of the Notes in accordance with Section 14.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of ADSs would have been entitled to receive in such Merger Event and (III) the Daily VWAP shall be calculated based on the value of a unit of Reference Property. If the Merger Event causes the Ordinary Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then (i) the Reference Property into which the Notes will be

87 US-DOCS\117485685.7 convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of the ADSs, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one ADS. If the holders of the ADSs receive only cash in such Merger Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional ADSs pursuant to Section 14.03), multiplied by the price paid per ADS in such Merger Event and (B) the Company shall satisfy the Conversion Obligation by paying cash to converting Holders on the second Business Day immediately following the relevant Conversion Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing of such weighted average as soon as practicable after such determination is made. Such supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 14. If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing corporation, as the case may be, in such Merger Event, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 15. (b) When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 14.07, the Company shall promptly file with the Trustee an Officers’ Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver notice thereof to all Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture. (c) The Company shall not become a party to any Merger Event unless its terms are consistent with this Section 14.07. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash, ADSs or a combination of cash and ADSs, as applicable, as set forth in Section 14.01 and Section 14.02 prior to the effective date of such Merger Event. (d) The above provisions of this Section shall similarly apply to successive Merger Events. Section 14.08. Certain Covenants. (a) The Company covenants that all ADSs issued upon conversion of Notes, and Ordinary Shares represented by such ADSs, will be fully paid and

88 US-DOCS\117485685.7 non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof. (b) The Company covenants that, if any ADSs to be provided for the purpose of conversion of Notes hereunder, or any Ordinary Shares represented by such ADSs, require registration with or approval of any governmental authority under any Israeli law before such ADSs may be validly issued upon conversion, the Company will, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be. (c) The Company further covenants that if at any time the ADSs shall be listed on any national securities exchange or automated quotation system the Company will list and keep listed, so long as the ADSs shall be so listed on such exchange or automated quotation system, any ADSs issuable upon conversion of the Notes. (d) The Company further covenants to use commercially reasonable efforts to take all actions and obtain all approvals and registrations as are necessary or appropriate with respect to the conversion of the Notes into ADSs and the issuance, and deposit into the ADS facility, of the Ordinary Shares represented by such ADSs. The Company also undertakes to maintain at all times while any ADSs are outstanding, for the benefit of the Holders, the effectiveness of a registration statement on Form F-6 relating to the ADSs and an adequate number of ADSs available for issuance thereunder such that such ADSs can be delivered in accordance with the terms of this Indenture, the Notes and the relevant Deposit Agreement upon conversion of the Notes. (e) For the avoidance of doubt, neither the Trustee nor any of the Agents shall have any responsibility to deliver ADSs to any person or deal with cash payments in relation to conversion of the Notes. Section 14.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any ADSs, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any ADSs or share certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.07 relating either to the kind or amount of ADSs or securities or property

89 US-DOCS\117485685.7 (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 14.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers’ Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Neither the Trustee nor the Conversion Agent shall be responsible for determining whether any event contemplated by Section 14.01(b) has occurred that makes the Notes eligible for conversion or no longer eligible therefor until the Company has delivered to the Trustee and the Conversion Agent the notices referred to in Section 14.01(b) with respect to the commencement or termination of such conversion rights, on which notices the Trustee and the Conversion Agent may conclusively rely, and the Company agrees to deliver such notices to the Trustee and the Conversion Agent immediately after the occurrence of any such event or at such other times as shall be provided for in Section 14.01(b). Section 14.10. Notice to Holders Prior to Certain Actions. In case of any: (a) action by the Company or one of its Subsidiaries that would require an adjustment in the Conversion Rate pursuant to Section 14.04 or Section 14.11; (b) Merger Event (other than with respect to any Merger Event pursuant to which the Company is required to provide notice pursuant to Section 14.01(b)(iii), in which case the notice shall be given pursuant to such Section); or (c) voluntary or involuntary dissolution, liquidation or winding-up of the Company or any of its Subsidiaries; then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture), the Company shall cause to be filed with the Trustee and the Conversion Agent (if other than the Trustee) and to be delivered to each Holder, as promptly as possible but in any event at least 20 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such action by the Company or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Ordinary Shares or ADSs, as the case may be, of record are to be determined for the purposes of such action by the Company or one of its Subsidiaries, or (ii) the date on which such Merger Event, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Ordinary Shares or ADSs, as the case may be, of record shall be entitled to exchange their Ordinary Shares or ADSs, as the case may be, for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, Merger Event, dissolution, liquidation or winding-up. Section 14.11. Shareholder Rights Plans. If the Company has a shareholder rights plan in effect, upon conversion of the Notes, each ADS, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights (either in respect of the ADSs or in respect of

90 US-DOCS\117485685.7 the Ordinary Shares underlying such ADSs), if any, and the certificates representing the ADSs issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such shareholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the Ordinary Shares underlying the ADSs at such time in accordance with the provisions of the applicable shareholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Ordinary Shares (directly or in the form of ADSs) Distributed Property as provided in Section 14.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights. Section 14.12. Exchange in Lieu of Conversion. (a) When a Holder surrenders Notes for conversion, the Company may, at its election, direct the Conversion Agent to surrender, on or prior to the Scheduled Trading Day immediately preceding the first Trading Day of the applicable Observation Period (or, if the Company has elected Physical Settlement, on or prior to the Business Day immediately following the relevant Conversion Date), such Notes to a financial institution designated by the Company for exchange in lieu of conversion (each, an “Exchange in Lieu of Conversion”). In order to accept any Notes surrendered for conversion, the designated financial institution must agree to pay and/or cause to be delivered, as the case may be, in exchange for such Notes, all of the cash, ADSs or a combination thereof due upon conversion, all in accordance with Section 14.02. By the close of business on the Scheduled Trading Day immediately preceding the first Trading Day of the applicable Observation Period (or, if the Company has elected Physical Settlement, by the close of business on the Business Day immediately following the relevant Conversion Date), the Company shall notify the Holder surrendering Notes for conversion that the Company has directed the designated financial institution to make an Exchange in Lieu of Conversion. (b) If the designated financial institution accepts any such Notes, it will pay and/or cause to be delivered, as the case may be, the cash, ADSs or a combination thereof due upon conversion to the Conversion Agent, and the Conversion Agent will pay and/or cause to be delivered such cash and/or ADSs to such Holder on the second Business Day immediately following the last Trading Day of the applicable Observation Period (or, if the Company has elected Physical Settlement, on the second Business Day immediately following the relevant Conversion Date). Any Notes exchanged by the designated financial institution will remain outstanding. If the designated financial institution agrees to accept any Notes for exchange but does not timely pay and/or deliver the related cash, ADSs or a combination thereof, as the case may be, or if such designated financial institution does not accept the Notes for exchange, the Company shall convert the Notes and pay and/or cause to be delivered, as the case may be, the cash, ADSs or a combination thereof due upon conversion on the second Business Day immediately following the last Trading Day of the applicable Observation Period (or, if the Company has elected Physical Settlement, on the second Business Day immediately following the relevant Conversion Date) in accordance with Section 14.02. (c) The Company’s designation of a financial institution to which the Notes may be submitted for exchange does not require the financial institution to accept any Notes (unless the financial institution has separately made an agreement with the Company). The Company may,

91 US-DOCS\117485685.7 but shall not be obligated to, enter into a separate agreement with any designated financial institution that would compensate the Company for any such transaction. Section 14.13. Termination of Depositary Receipt Program. If the Ordinary Shares cease to be represented by ADSs issued under a depositary receipt program sponsored by the Company, each reference herein to the ADSs related to the terms of the Notes shall be deemed to have been replaced by a reference to the number of Ordinary Shares (and other property, if any) represented by the ADSs on the last day on which the ADSs represented the Ordinary Shares and as if such Ordinary Shares and other property had been distributed to holders of the ADSs on that day. In addition, all references to the “Daily VWAP” or the “Last Reported Sale Price” of the ADSs shall be deemed to refer to the “Daily VWAP” or the “Last Reported Sale Price” of the Ordinary Shares, and other appropriate adjustments, including adjustments to the Conversion Rate, shall be made to reflect such change. In making such adjustments, where currency translations between U.S. dollars and any other currency are required, the currency exchange rate in effect on the date of determination will apply. ARTICLE 15 REPURCHASE OF NOTES AT OPTION OF HOLDERS Section 15.01. [Intentionally Omitted]. Section 15.02. Repurchase at Option of Holders Upon a Fundamental Change. (a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion of the principal thereof that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 calendar days or more than 35 calendar days following the date of the Fundamental Change Company Notice (subject to extension if required to comply with law) at a repurchase price equal to 100% of the principal amount thereof, plus any accrued and unpaid Special Interest thereon to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Special Interest Record Date but on or prior to the Special Interest Payment Date to which such Special Interest Record Date relates, in which case the Company shall instead pay the full amount of any accrued and unpaid Special Interest to Holders of record as of such Special Interest Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased pursuant to this Article 15. (b) Repurchases of Notes under this Section 15.02 shall be made, at the option of the Holder thereof, upon: (i) delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case on or before the close of business on the

92 US-DOCS\117485685.7 second Scheduled Trading Day immediately preceding the Fundamental Change Repurchase Date; and (ii) delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary, in each case such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor. The Fundamental Change Repurchase Notice in respect of any Notes to be repurchased shall state: (i) in the case of Physical Notes, the certificate numbers of the Notes to be delivered for repurchase; (ii) the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and (iii) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture; provided, however, that if the Notes are Global Notes, the Fundamental Change Repurchase Notice must comply with appropriate Depositary procedures. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 15.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03. The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof. (c) On or before the 20th calendar day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders of Notes and the Trustee and the Paying Agent (in the case of a Paying Agent other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Each Fundamental Change Company Notice shall specify: (i) the events causing the Fundamental Change; (ii) the effective date of the Fundamental Change;

93 US-DOCS\117485685.7 (iii) the last date on which a Holder may exercise the repurchase right pursuant to this Article 15; (iv) the Fundamental Change Repurchase Price; (v) the Fundamental Change Repurchase Date; (vi) the name and address of the Paying Agent and the Conversion Agent, if applicable; (vii) if applicable, the Conversion Rate and any adjustments to the Conversion Rate as a result of such Fundamental Change; (viii) that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder validly withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and (ix) the procedures that Holders must follow to require the Company to repurchase their Notes. No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.02. At the Company’s request, the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company. (d) Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the procedures of the Depositary shall be deemed to have been cancelled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn. (e) Notwithstanding anything to the contrary in this Indenture, the Company shall be deemed to satisfy its obligations to repurchase Notes upon a Fundamental Change pursuant to this Article 15 if one or more third parties conduct the repurchase offer and repurchase Notes surrendered for repurchase in a manner that would have satisfied the Company’s obligations to do the same if conducted directly by the Company.

94 US-DOCS\117485685.7 (f) Notwithstanding anything to the contrary in this Indenture, the Company shall not be required to send a Fundamental Change Company Notice, or offer to repurchase or repurchase any Notes pursuant to this Article 15, in connection with a Fundamental Change occurring pursuant to clause (b)(A) or (b)(B) (or pursuant to clause (a) that also constitutes a Fundamental Change pursuant to clause (b)(A) or (b)(B)) of the definition thereof, if: (i) such Fundamental Change constitutes a Merger Event for which the resulting Reference Property consists entirely of cash in U.S. dollars; (ii) immediately after such Fundamental Change, the Notes become convertible (pursuant to the provisions described in Section 14.07 and, if applicable, Section 14.03) into consideration that consists solely of U.S. dollars in an amount per $1,000 principal amount of Notes that equals or exceeds the Fundamental Change Repurchase Price per $1,000 principal amount of Notes (calculated assuming that such Fundamental Change Repurchase Price includes accrued and unpaid Special Interest, if any, to but excluding the latest possible Fundamental Change Repurchase Date for such Fundamental Change); and (iii) the Company timely sends the notice relating to such Fundamental Change required pursuant to Section 14.01(b)(iii). Section 15.03. Withdrawal of Fundamental Change Repurchase Notice. (a) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Corporate Trust Office of the Paying Agent in accordance with this Section 15.03 at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the Fundamental Change Repurchase Date, specifying: (i) the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which principal amount must be $1,000 or an integral multiple of $1,000, (ii) in the case of Physical Notes, the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and (iii) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000; provided, however, that if the Notes are Global Notes, the notice must comply with appropriate procedures of the Depositary. Section 15.04. Deposit of Fundamental Change Repurchase Price. (a) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased

95 US-DOCS\117485685.7 at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not withdrawn prior to the close of business on the second Scheduled Trading Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 15.02 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price. (b) If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to make payment on all the Notes or portions thereof that are to be repurchased on such Fundamental Change Repurchase Date or any applicable extension thereof, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn, (i) such Notes will cease to be outstanding, (ii) Special Interest, if and to the extent that any such accrued and unpaid Special Interest exists as of such date, will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price and, if applicable, accrued and unpaid Special Interest). (c) Upon surrender of a Note that is to be repurchased in part pursuant to Section 15.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered. Section 15.05. Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer, the Company will, if required: (a) comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act; (b) file a Schedule TO or any other required schedule under the Exchange Act; (c) comply with the provisions of the Israeli Companies Law, 5759-1999; and (d) otherwise comply with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes; in each case, so as to permit the rights and obligations under this Article 15 to be exercised in the time and in the manner specified in this Article 15. To the extent that the provisions of any applicable securities laws or regulations adopted subsequent to August 24, 2020 conflict with the

96 US-DOCS\117485685.7 provisions of this Indenture relating to the Company’s obligations to purchase the Notes upon a Fundamental Change, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such provisions of this Indenture by virtue of such conflict. ARTICLE 16 REDEMPTION FOR CHANGES IN TAX LAW Section 16.01. Optional Redemption for Changes in the Tax Laws of the Relevant Taxing Jurisdiction. (a) The Company may redeem the Notes, in whole but not in part (except in respect of Holders that elect otherwise as described below), at the Company’s option (a “Tax Redemption”) at the Redemption Price, including, for the avoidance of doubt, any Additional Amounts with respect to such Redemption Price, if, on the next date on which any amount would be payable or delivery owed in respect of the Notes, the Company would be required to pay any Additional Amounts, and the Company cannot avoid any such payment obligation by taking reasonable measures available to the Company (provided that listing the Notes on a recognized stock exchange for purposes of Sections 9(15D) and 97(B2) of the Israeli Income Tax Ordinance is, and changing the Company’s jurisdiction is not, a reasonable measure for purposes of this Section 16.01(a)) as a result of: (i) any amendment to, or change in, the laws, tax treaties, or any regulations, protocols or rulings promulgated thereunder of a Relevant Taxing Jurisdiction that is announced and becomes effective, in each case, after August 24, 2020 (or, if the applicable Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction on a date after August 24, 2020, such later date); or (ii) any amendment to, or change in, an official interpretation or application regarding such laws, tax treaties, regulations, protocols or rulings, including by virtue of a holding, judgment or order by a court of competent jurisdiction or a change in administrative practice that is announced and becomes effective, in each case, after August 24, 2020 (or, if the Relevant Taxing Jurisdiction becomes a Relevant Taxing Jurisdiction on a date after August 24, 2020, such later date) (any such amendment or change described in clauses (i) or (ii), a “Change in Tax Law”). Section 16.02. Notice of Tax Redemption. (a) In case the Company exercises its Tax Redemption right pursuant to Section 16.01, it shall fix a date for Tax Redemption (each, a “Tax Redemption Date”) and it or, at its written request received by the Trustee not less than 65 Scheduled Trading Days prior to the Tax Redemption Date (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a written notice of such Tax Redemption (a “Notice of Tax Redemption”) not less than 50 nor more than 60 Scheduled Trading Days prior to the Tax Redemption Date to each Holder of Notes (the date such notice is delivered, the “Tax Redemption Notice Date”); provided, however, that,

97 US-DOCS\117485685.7 if the Company shall give such notice, it shall also give written notice of the Tax Redemption Date to the Trustee, the Conversion Agent (if other than the Trustee) and the Paying Agent. The Tax Redemption Date must be a Business Day and the Company shall not specify a Tax Redemption Date that falls on or after the 41st Scheduled Trading Day immediately preceding the Maturity Date. Simultaneously with providing a Notice of Tax Redemption, the Company shall publish, or cause to be published, a notice containing the information set forth in such Notice of Tax Redemption on the Company’s website or disclose the same in a current report that is filed or furnished with the Commission. (b) Notwithstanding anything to the contrary in this Indenture, the Company will not give any such Notice of Tax Redemption earlier than 90 days prior to the earliest date on which the Company would be obligated to pay Additional Amounts, and, at the time such Notice of Tax Redemption is given, the obligation to pay Additional Amounts must remain in effect. (c) The Notice of Tax Redemption, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Notice of Tax Redemption in the manner herein provided or any defect in the Notice of Tax Redemption to the Holder of any Note designated for Tax Redemption shall not affect the validity of the proceedings for the Tax Redemption of any other Note. (d) Each Notice of Tax Redemption shall specify: (i) the Tax Redemption Date; (ii) the Redemption Price; (iii) the place or places where such Notes are to be surrendered for payment of the Redemption Price; (iv) that on the Tax Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that the Special Interest thereon, if any, shall cease to accrue on and after the Tax Redemption Date; (v) that Holders may surrender all or any portion of their Notes for conversion at any time on or after the Tax Redemption Notice Date and prior to the close of business on the second Scheduled Trading Day immediately preceding the Tax Redemption Date or, if the Company fails to pay the Redemption Price, such later date on which the Company pays the Redemption Price; (vi) the procedures a converting Holder must follow to convert its Notes and the Settlement Method and Specified Dollar Amount, if applicable, applicable to any conversion of Notes occurring at any time on or after the Tax Redemption Notice Date and prior to the close of business on the second Scheduled Trading Day immediately preceding the Tax Redemption Date;

98 US-DOCS\117485685.7 (vii) that Holders have the right to elect not to have their Notes redeemed by delivering to the Trustee written notice to that effect not later than the 15th Business Day prior to the Tax Redemption Date; (viii) that Holders who wish to elect not to have their Notes redeemed must satisfy the requirements set forth in this Indenture; (ix) that, on and after the Tax Redemption Date, Holders who elect not to have their Notes redeemed will not receive any Additional Amounts on any payments with respect to such Notes (whether upon conversion, repurchase, maturity or otherwise), and all subsequent payments with respect to the Notes will be subject to any tax required to be withheld or deducted under the laws of the Relevant Taxing Jurisdiction, provided that a Holder complying with the requirements for conversion described under Section 14.02 before the close of business on the second Scheduled Trading Day immediately preceding the Tax Redemption Date will be deemed to have validly delivered a notice of its election not to have its Notes redeemed, and the Company, will pay Additional Amounts, if any are due, with respect to such Holder’s conversion of its Notes; (x) the Conversion Rate (including any Additional ADSs added thereto for Holders that convert their at any time from, and including, the Tax Redemption Notice Date until the close of business on the second Scheduled Trading Day immediately preceding the related Tax Redemption Date (or, if the Company fails to pay the Redemption Price, such later date on which the Company pays or duly provides for the Redemption Price)); and (xi) the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes. A Notice of Tax Redemption shall be irrevocable. Section 16.03. Payment of Notes Called for Tax Redemption. (a) If any Notice of Tax Redemption has been given in respect of the Notes in accordance with Section 16.02, the Notes shall become due and payable on the Tax Redemption Date at the place or places stated in the Notice of Tax Redemption and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Notice of Tax Redemption, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. (b) Prior to 11:00 a.m., New York City time, on the Tax Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash in immediately available funds, sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Tax Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Tax Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price. Section 16.04. Holders’ Right to Avoid Tax Redemption. Notwithstanding anything to the contrary in this Article 16, if the Company has given a Notice of Tax Redemption as

99 US-DOCS\117485685.7 described in Section 16.02, each Holder of Notes will have the right to elect that such Holder’s Notes will not be subject to the Tax Redemption. If a Holder elects that its Notes will not be subject to the Tax Redemption, the Company will not be required to pay Additional Amounts with respect to payments made in respect of such Notes following the Tax Redemption Date as a result of such Change in Tax Law in a Relevant Jurisdiction that resulted in the obligation to pay such Additional Amounts (for the avoidance of doubt, excluding any obligation to pay Additional Amounts (if any) that did not result from a Change in Tax Law for which the Company shall continue to pay Additional Amounts), and all subsequent payments in respect of such Notes will be subject to any tax required to be withheld or deducted under the laws of a Relevant Taxing Jurisdiction. The obligation to pay Additional Amounts to any electing Holder for payments made in periods prior to the Tax Redemption Date shall continue to apply, subject to the exceptions set forth under Section 4.10. Subject to the applicable procedures of the Depositary in the case of Global Notes, Holders must exercise their option to elect to avoid the Tax Redemption by written notice thereof to the Trustee no later than the 15th Business Day prior to the Tax Redemption Date; provided that a Holder complying with the requirements for conversion pursuant to Section 14.02 before the close of business on the second Scheduled Trading Day immediately preceding the Tax Redemption Date shall be deemed to have validly delivered a notice of its election not to have its Notes redeemed in the Tax Redemption, and the Company will pay Additional Amounts, if any are due, with respect to such Holder’s conversion of its Notes. If no election is made or deemed to have been made, the Holder will have its Notes redeemed without any further action. Section 16.05. Restrictions on Tax Redemption. The Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Tax Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes). ARTICLE 17 OPTIONAL REDEMPTION Section 17.01. Optional Redemption On or After September 21, 2023. Except as set forth in Article 16, the Notes shall not be redeemable by the Company prior to September 21, 2023, and no sinking fund is provided for the Notes. On or after September 21, 2023, the Company may redeem (an “Optional Redemption”) for cash all or any portion of the Notes (subject to the Partial Redemption Limitation) at the Redemption Price, at the Company’s option, if the Last Reported Sale Price of the ADSs has been at least 130% of the Conversion Price then in effect for at least 20 Trading Days (whether or not consecutive) during any 30 consecutive Trading Day period (including the last Trading Day of such period) ending on, and including, the Trading Day immediately preceding the date on which the Company provides the Notice of Optional Redemption (an “Optional Redemption Notice Date”) in accordance with Section 17.02. Section 17.02. Notice of Optional Redemption; Selection of Notes. (a) In case the Company exercises its Optional Redemption right pursuant to Section 17.01, it shall fix a date for Optional Redemption (each, an “Optional Redemption Date”) and it or, at its written

100 US-DOCS\117485685.7 request received by the Trustee not less than 65 Scheduled Trading Days prior to the Optional Redemption Date (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a written notice of such Optional Redemption (a “Notice of Optional Redemption”) not less than 50 nor more than 60 Scheduled Trading Days prior to the Optional Redemption Date to each Holder of Notes so to be redeemed as a whole or in part; provided, however, that, if the Company shall give such notice, it shall also give written notice of the Optional Redemption Date to the Trustee, the Conversion Agent (if other than the Trustee) and the Paying Agent. The Optional Redemption Date must be a Business Day, and the Company shall not specify an Optional Redemption Date that falls on or after the 41st Scheduled Trading Day immediately preceding the Maturity Date. Simultaneously with providing a Notice of Optional Redemption, the Company shall publish, or cause to be published, a notice containing the information set forth in such Notice of Optional Redemption on the Company’s website or disclose the same in a press release or report that is filed or furnished with the Commission. (b) The Notice of Optional Redemption, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Notice of Optional Redemption by mail or any defect in the Notice of Optional Redemption to the Holder of any Note designated for Optional Redemption as a whole or in part shall not affect the validity of the proceedings for the Optional Redemption of any other Note. (c) Each Notice of Optional Redemption shall specify: (i) the Optional Redemption Date; (ii) the Redemption Price; (iii) that on the Optional Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that any Special Interest thereon, if any, shall cease to accrue on and after the Optional Redemption Date; (iv) the place or places where such Notes are to be surrendered for payment of the Redemption Price; (v) that Holders may surrender their Notes for conversion at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the Optional Redemption Date; (vi) the procedures a converting Holder must follow to convert its Notes and the Settlement Method and Specified Dollar Amount, if applicable; (vii) the Conversion Rate and, if applicable, the number of Additional ADSs added to the Conversion Rate in accordance with Section 14.03; (viii) the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and

101 US-DOCS\117485685.7 (ix) in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Optional Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued. A Notice of Optional Redemption shall be irrevocable. (d) If the Company elects to redeem fewer than all of the outstanding Notes pursuant to Section 17.01, at least $150,000,000 aggregate principal amount of Notes must be outstanding and not subject to Optional Redemption pursuant to the relevant Notice of Optional Redemption as of the relevant Optional Redemption Notice Date (such requirement, the “Partial Redemption Limitation”). If the Company decides to redeem fewer than all of the outstanding Notes, the Notes to be redeemed will be selected according to the Depositary’s applicable procedures, in the case of Notes represented by a Global Note, or, in the case of Notes in certificated form, the Trustee shall select, in such manner as it shall deem appropriate and fair, Notes to be redeemed in whole or in part. If any Note selected for partial Optional Redemption is submitted for conversion in part after such selection, the portion of the Note submitted for conversion shall be deemed (so far as may be possible) to be the portion selected for Optional Redemption. If the Company elects to redeem fewer than all of the outstanding Notes, Holders of the Notes not called for Optional Redemption will not be entitled to convert such Notes (at an increased Conversion Rate for such Notes or otherwise) on account of such Optional Redemption, except in the limited circumstances set forth under Section 14.01(b)(v). Section 17.03. Payment of Notes Called for Optional Redemption. (a) If any Notice of Optional Redemption has been given in respect of the Notes in accordance with Section 17.02, the Notes shall become due and payable on the Optional Redemption Date at the place or places stated in the Notice of Optional Redemption and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Notice of Optional Redemption, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. (b) Prior to 11:00 a.m., New York City time, on the Optional Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash in immediately available funds, sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Optional Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Optional Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price. Section 17.04. Restrictions on Optional Redemption. The Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Optional Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes).

102 US-DOCS\117485685.7 ARTICLE 18 MISCELLANEOUS PROVISIONS Section 18.01. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not. Section 18.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company. Section 18.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to NICE Ltd., 13 Zarchin Street, P.O. Box 690, Ra’anana 4310602, Israel, Attention: Vice President, General Counsel and Secretary. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in PDF format. The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications. The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications. Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the applicable procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed. Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. Section 18.04. Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO

103 US-DOCS\117485685.7 THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF). The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the exclusive jurisdiction of each such court (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Section 18.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that such action is permitted by the terms of this Indenture; provided that no Opinion of Counsel shall be required to be delivered in connection with a request by the Company that the Trustee deliver a notice to Holders under the Indenture, where the Trustee receives an Officers’ Certificate with respect to such notice. With respect to matters of fact, an Opinion of Counsel may rely on an Officers’ Certificate or certificates of public officials. Each Officers’ Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officers’ Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture. Section 18.06. Legal Holidays. In any case where any Special Interest Payment Date, the Maturity Date, any Redemption Date or any Fundamental Change Repurchase Date is not a

104 US-DOCS\117485685.7 Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no Special Interest, if and to the extent any Special Interest is otherwise payable on such date, shall accrue in respect of the delay. Section 18.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction. Section 18.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture. Section 18.09. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof. Section 18.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 15.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08. Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 18.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity. Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to

105 US-DOCS\117485685.7 the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders. The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable. The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 18.10 shall be applicable to any authenticating agent. If an authenticating agent is appointed pursuant to this Section 18.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form: __________________________, as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture. By: ____________________ Authorized Signatory Section 18.11. Execution in Counterparts and Electronic Execution. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. Section 18.12. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired. Section 18.13. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

106 US-DOCS\117485685.7 PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 18.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, pandemics, epidemics, quarantine restrictions, recognized public emergencies, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 18.15. Calculations. Except as otherwise provided herein, the Company shall be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determinations of the ADS Price, the Last Reported Sale Prices of the ADSs, the Daily VWAPs, the Daily Conversion Values, the Daily Settlement Amounts, any accrued Special Interest payable on the Notes and the Conversion Rate of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent (if other than the Trustee), and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any Holder of Notes upon the written request of that Holder at the sole cost and expense of the Company. Section 18.16. USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act. Section 18.17. Agent for Service of Process. The Company irrevocably appoint Nice Systems Inc., as its agent to receive service of process or other legal summons for purposes of any legal suit, action or proceeding arising out of or based upon this Indenture that may be instituted in any state or federal court in the City and County of New York. [Remainder of page intentionally left blank]

[Signature Page to Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above. NICE LTD. By Name: Barak Eliam Title: Chief Executive Officer By Name: Beth Gaspich Title: Chief Financial Officer DocuSign Envelope ID: EC849F7B-EE6D-4C04-8278-E4755D47BFB3

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above. U.S. BANK NATIONAL ASSOCIATION, as Trustee By: Name: Title: [Signature Page to Indenture] Wally Jones Vice President

A-1 US-DOCS\117485685.7 EXHIBIT A [FORM OF FACE OF NOTE] [INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY] [THIS SECURITY, THE AMERICAN DEPOSITARY SHARES, IF ANY, DELIVERABLE UPON CONVERSION OF THIS SECURITY AND THE ORDINARY SHARES REPRESENTED THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR THEREOF OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF NICE LTD. (THE “COMPANY”), AND (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, ANY AMERICAN DEPOSITARY SHARES DELIVERABLE UPON CONVERSION OF THIS SECURITY AND THE ORDINARY SHARES REPRESENTED THEREBY, OR ANY BENEFICIAL INTEREST HEREIN OR THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY

A-2 US-DOCS\117485685.7 RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OF THE COMPANY THAT COVERS THE RESALE OF THIS SECURITY, ANY AMERICAN DEPOSITARY SHARES OF THE COMPANY DELIVERABLE UPON CONVERSION OF THIS SECURITY AND/OR THE ORDINARY SHARES REPRESENTED THEREBY, OR (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT THAT IS NOT AN AFFILIATE OF THE COMPANY, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY, THE ADS DEPOSITARY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.] NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AND NO PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS SECURITY, ANY AMERICAN DEPOSITARY SHARES DELIVERABLE UPON CONVERSION HEREOF AND THE ORDINARY SHARES REPRESENTED THEREBY, OR A BENEFICIAL INTEREST HEREIN OR THEREIN. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE ORDINARY SHARES MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF THE ORDINARY SHARES ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK, UNLESS AND UNTIL SUCH TIME AS THE ORDINARY SHARES ARE NO LONGER RESTRICTED SECURITIES UNDER THE SECURITIES ACT OF 1933. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 FOR RESALE OF THE ORDINARY SHARES OR THE AMERICAN DEPOSITARY SHARES.

A-3 US-DOCS\117485685.7 NICE LTD. 0% Convertible Senior Note due 2025 No. [_____] [Initially]1 $[_________] CUSIP No. [_________] NICE Ltd., a corporation duly organized and validly existing under the laws of the Israel (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]2 [_______]3, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto]4 [of $[_______]]5, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $400,000,000 (as increased by an amount equal to the aggregate principal amount of any additional Notes purchased by the Initial Purchasers pursuant to the exercise of their option to purchase additional Notes as set forth in the Purchase Agreement) in the aggregate at any time, in accordance with the rules and procedures of the Depositary, on September 15, 2025, and any Special Interest thereon as set forth below. This Note shall bear no regular cash interest, and the principal amount of this Note shall not accrete. Any interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. Special Interest, if any, is payable semi-annually in arrears on each March 15 and September 15, commencing on March 15, 2021 (if Special Interest is then payable), to Holders of record at the close of business on the preceding March 1 and September 1 (whether or not such day is a Business Day), respectively. Special Interest will be payable as set forth in Section 4.06(d), Section 4.06(e) and 0 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Special Interest if, in such context, Special Interest is, was or would be payable pursuant to any of such Section 4.06(d), Section 4.06(e) or 0, or any interest on any Defaulted Amounts payable as set forth in Section 2.03(c)in the within-mentioned Indenture. Any Defaulted Amounts shall not accrue interest unless Special Interest was payable on the required payment date, in which case such payments shall accrue interest per annum at the then-applicable Special Interest rate, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture. 1 Include if a global note. 2 Include if a global note. 3 Include if a physical note. 4 Include if a global note. 5 Include if a physical note.

A-4 US-DOCS\117485685.7 The Company shall pay the principal of and Special Interest on this Note, if and so long as such Note is a Global Note, in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and the Corporate Trust Office, as defined in the Indenture, as the office or agency in the continental United States where Notes may be presented for payment or for registration of transfer and exchange. Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into cash, ADSs or a combination of cash and ADSs, as applicable, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York (without regard to the conflicts of laws provisions thereof). In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern. This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee or a duly authorized authenticating agent under the Indenture. [Remainder of page intentionally left blank]

A-5 US-DOCS\117485685.7 IN WITNESS WHEREOF, the Company has caused this Note to be duly executed. NICE LTD. By: Name: Title: Dated: TRUSTEE’S CERTIFICATE OF AUTHENTICATION U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Notes described in the within-named Indenture. By:_______________________________ Authorized Signatory

A-6 US-DOCS\117485685.7 [FORM OF REVERSE OF NOTE] NICE LTD. 0% Convertible Senior Note due 2025 This Note is one of a duly authorized issue of Notes of the Company, designated as its 0% Convertible Senior Notes due 2025 (the “Notes”), limited to the aggregate principal amount of $400,000,000 (as increased by an amount equal to the aggregate principal amount of any additional Notes purchased by the Initial Purchasers pursuant to the exercise of their option to purchase additional Notes as set forth in the Purchase Agreement) all issued or to be issued under and pursuant to an Indenture dated as of August 27, 2020 (the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture. In case certain Events of Default shall have occurred and be continuing, the principal of, and any Special Interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture. Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Redemption Price on the Redemption Date, the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. Subject to the terms and conditions of the Indenture, Additional Amounts will be paid for withholdings or deductions imposed by a Relevant Tax Jurisdiction in connection with any payments and deliveries made by the Company under or with respect to the Notes, including, but not limited to, payments of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price), payments of Special Interest, if any, and payments of cash and/or deliveries of ADSs (together with payments of cash in lieu of a Fractional ADS) upon conversion, to ensure that the net amount received after such withholding or deduction (and after deducting any taxes on the Additional Amounts) will equal the amount that would have been received had no such withholding or deduction been required. The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal

A-7 US-DOCS\117485685.7 amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences. Each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) any accrued and unpaid Special Interest, if any, on, and (z) the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money or ADSs, as the case may be, herein prescribed. The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange. Under certain circumstances specified in the Indenture, the Notes will be subject to Redemption by the Company at the Redemption Price. No sinking fund is provided for the Notes. Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture, prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into cash, ADSs or a combination of cash and ADSs, as applicable, at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture.

A-8 US-DOCS\117485685.7 ABBREVIATIONS The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM = as tenants in common UNIF GIFT MIN ACT = Uniform Gifts to Minors Act CUST = Custodian TEN ENT = as tenants by the entireties JT TEN = joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.

A-9 US-DOCS\117485685.7 SCHEDULE A6 SCHEDULE OF EXCHANGES OF NOTES NICE LTD. 0% Convertible Senior Notes due 2025 The initial principal amount of this Global Note is _______ DOLLARS ($[_________]). The following increases or decreases in this Global Note have been made: Date of exchange Amount of decrease in principal amount of this Global Note Amount of increase in principal amount of this Global Note Principal amount of this Global Note following such decrease or increase Signature of authorized signatory of Trustee or Note Registrar 6 Include if a global note.

1 US-DOCS\117485685.7 ATTACHMENT 1 [FORM OF NOTICE OF CONVERSION] To: NICE LTD. 13 Zarchin Street, P.O. Box 690 Ra’anana 4310602, Israel Attention: Vice President, General Counsel and Secretary U.S. BANK NATIONAL ASSOCIATION, as Conversion Agent 333 Commerce Street, Suite 800 Nashville, TN 37201 615-251-0733 JPMORGAN CHASE BANK, N.A., as ADS Depositary [New York Plaza, Floor 12, New York, New York 10004, Attention: Depositary Receipts Group] The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash, ADSs or a combination of cash and ADSs, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any ADSs issuable and deliverable upon such conversion, together with any cash for any Fractional ADS, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any ADSs or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of Special Interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. In connection with the conversion of this Note, or the portion hereof below designated, the undersigned acknowledges, represents to and agrees with the Company that the undersigned is not the Company or an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, has not been an “affiliate” (as defined in Rule 144 under the Securities Act) during the three months immediately preceding the date hereof and if the undersigned is acting on behalf of another person, such person is not the Company and has confirmed that it is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company and that it is not acting on behalf of the Company or an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company. [The undersigned further certifies:

2 US-DOCS\117485685.7 1. The undersigned acknowledges (or if the undersigned is acting for the account of another person, such person has confirmed that it acknowledges) that by acquiring the restricted ADSs upon conversion of this Note, it will become a party to and be bound by the provisions of the Restricted Issuance Agreement and that the Restricted Securities transferred upon conversion of this Note (or securities represented thereby) have not been and will not be registered under the Securities Act, or with any securities regulatory authority in any state or other jurisdiction of the United States. 2. The undersigned further certifies that either: (a) The undersigned is a broker-dealer acting for the account of its customer and its customer has confirmed to the undersigned that it is a qualified institutional buyer and either (i) at the time of issuance of the ADSs referred to above, it will be the beneficial owner of thereof, or (ii) it is acting for the account of a qualified institutional buyer that, at the time of issuance, will be the beneficial owner of the ADSs referred to above. OR (b) The undersigned is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) and at the time of issuance of the ADSs referred to above, the undersigned (or one or more qualified institutional buyers for whose account the undersigned is acting) will be the beneficial owner thereof.]7 [3.] The undersigned acknowledges that the undersigned (and any such other account) may not continue to hold or retain any interest in ADSs if the undersigned (or such other account) becomes an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company. [4. The undersigned agrees (and if the undersigned is acting for the account of another person, that person has confirmed that it agrees) that, prior to the Resale Restriction Termination Date, the undersigned (and such other account) will not offer, sell, pledge or otherwise transfer the Restricted Security (or securities represented by such Restricted Security) except in accordance with the restrictions set forth in that legend and any applicable securities laws of the United States and any state thereof.]8 The undersigned hereby instructs the ADS Depositary to register the ADSs in the name of: 1. Name of Beneficial Owner to receive ADSs (English): 2. Address of Beneficial Owner to receive ADSs (English): 3. Name of Registered Holder of the Deposited Shares: 4. Number of Deposited Shares: 5. Number of ADSs to be issued: 6. Beneficial Owner’s Tax ID Number: 7. Contact Name and Tel No/email address: 7 Include if a Restricted Security. 8 Include if a Restricted Security.

3 US-DOCS\117485685.7 [The undersigned instructs the ADS Depositary to deliver the ADRs representing the ADSs to the following account: ADS Receiving Broker ( * are mandatory fields): a) DTC Broker Name*: b) DTC Broker’s Participant Account with DTC *: c) DTC Broker Contact Name: d) DTC Broker Contact Tel No/email: e) Beneficial Owner’s Account # with DTC Broker*: OR f) Local Broker Name (have account with DTC Broker)*: Local Broker Sub-Account # with DTC Broker*: Local Broker Contact Name: Local Broker Contact Tel No/email: ADS Delivering Party: Name: JPMorgan Chase Bank, N.A. DTC Account: #[  ]]9 For any ADS settlement inquiries, please contact JPMorgan Chase Bank, N.A. Broker Desk: Tel: [  ] Email: [  ] Dated: _____________________ ________________________________ ________________________________ Signature(s) 9 Include bracketed language in the conversion Notice if the Note being converted is not a Restricted Security.

4 US-DOCS\117485685.7 ___________________________ Signature Guarantee Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if ADSs are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder. Fill in for registration of ADSs if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder: _________________________ (Name) _________________________ (Street Address) _________________________ (City, State and Zip Code) Please print name and address Principal amount to be converted (if less than all): $______,000 NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever. _________________________ Social Security or Other Taxpayer Identification Number

1 US-DOCS\117485685.7 ATTACHMENT 2 [FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE] To: NICE LTD. U.S. BANK NATIONAL ASSOCIATION The undersigned registered owner of this Note hereby acknowledges receipt of a notice from NICE Ltd. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Special Interest Record Date and on or prior to the corresponding Special Interest Payment Date, accrued and unpaid Special Interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below: Dated: _____________________ ________________________________ Signature(s) _________________________ Social Security or Other Taxpayer Identification Number Principal amount to be repaid (if less than all): $______,000 NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

1 US-DOCS\117485685.7 ATTACHMENT 3 [FORM OF ASSIGNMENT AND TRANSFER] For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises. In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Note, the undersigned confirms that such Note is being transferred: □ To NICE Ltd. or a subsidiary thereof; or □ Pursuant to an effective registration statement of NICE Ltd. that covers the resale of the Note, any ADSs deliverable upon conversion of the Note and/or the ordinary shares represented thereby □ To a qualified institutional buyer in compliance with Rule 144A under the Securities Act of 1933, as amended; or □ Pursuant to an exemption from registration provide by rule 144 under the Securities Act of 1933, as amended.

2 US-DOCS\117485685.7 Dated: ________________________ _____________________________________ _____________________________________ Signature(s) _____________________________________ Signature Guarantee Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder. NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.